DEUTSCHE TOP 50 WORLD (CLASS A SHARES AND CLASS B SHARES) DEUTSCHE TOP 50 EUROPE (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES) DEUTSCHE TOP 50 ASIA (CLASS A SHARES AND CLASS B SHARES) DEUTSCHE TOP 50 US (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES) DEUTSCHE EUROPEAN MID-CAP FUND (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES) DEUTSCHE GERMAN EQUITY FUND (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES) DEUTSCHE JAPANESE EQUITY FUND (CLASS A SHARES AND CLASS B SHARES) DEUTSCHE GLOBAL BOND FUND (CLASS A SHARES AND CLASS B SHARES) DEUTSCHE EUROPEAN BOND FUND (CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES)


                       STATEMENT OF ADDITIONAL INFORMATION

The Deutsche Top 50 World (the "Top 50 World"), Deutsche Top 50 Europe (the "Top 50 Europe"), Deutsche Top 50 Asia (the "Top 50 Asia"), Deutsche Top 50 US (the "Top 50 US"), Deutsche European Mid-Cap Fund (the "European Mid-Cap Fund"), Deutsche German Equity Fund (the "German Equity Fund"), Deutsche Japanese Equity Fund (the "Japanese Equity Fund"), Deutsche Global Bond Fund (the "Global Bond Fund") and the Deutsche European Bond Fund (the "European Bond Fund") (each a "Fund" and, collectively, the "Funds") are each a series of the Deutsche Funds, Inc. (the "Corporation"), a Maryland corporation incorporated on May 22, 1997, and a management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Fund has its own investment objective.

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in a corresponding non-diversified, open-end management investment company (each, a "Portfolio" and, collectively, the "Portfolios") listed in Appendix A.

Each Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust"), an open-end investment company organized as a trust under the laws of the State of New York. Each Portfolio has the same investment objective as its corresponding Fund. There can be no assurance that any Fund or any Portfolio will achieve its investment objective.

Each Fund offers two classes of shares known as Class A Shares and Class B Shares. In addition, Top 50 Europe, Top 50 US, European Mid-Cap Fund, German Equity Fund and the European Bond Fund offer a third class of shares known as Class C Shares (Class A Shares, Class B Shares and Class C Shares are individually and collectively referred to as "Shares" as the context may require). This Statement of Additional Information relates to all classes of the above-mentioned Shares.

Deutsche Fund Management, Inc. ("DFM"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution, is the investment manager (the "Manager") of each Portfolio. DWS International Portfolio Management GmbH is the investment adviser (the "DWS Adviser") of each Portfolio except the Top 50 US Portfolio. Deutsche Bank Securities Investment Management Inc. is the investment adviser of the Top 50 US Portfolio (the "DBSIM Adviser" and together with the DWS Adviser or severally as the context may require, the "Adviser"). This Statement of Additional Information is not a prospectus and should be read in conjunction with the relevant Fund's Prospectus dated October 31, 1998, a copy of which may be obtained from the Corporation at the address noted below.

5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7010

    The date of this Statement of Additional Information is October 31, 1998

Edgewood Services, Inc., Distributor

G02179-03 (10/98)

13




TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES     1
                                      -
  Equity Investments                  1
  Investment Companies                1
  Participation Certificates          1
  Short-Term Instruments              1
  Zero Coupon Obligations             2
  Options                             2
  Foreign Currency Exchange Transactions  3
  European Currency Unification       3
  Futures Contracts and Options on Futures Contracts  4
  Risk Management                     7

THE GERMAN SECURITIES MARKETS         8
  Equity Markets                      8
  Stock Indices                       9
  Primary Markets                    11
  Role of Banks in German Capital Markets 11

JAPANESE EQUITY SECURITIES MARKETS   12

INVESTMENT RESTRICTIONS              15
  Non-Fundamental Investment Restrictions 16

DIRECTORS, TRUSTEES, AND OFFICERS    18
  Directors of the Corporation and Trustees
    of the Portfolio Trust           18
  Officers of the Corporation and the Portfolio
    Trust (unless otherwise noted)   19
  Compensation Table--Directors of the Corporation and Trustees of the Portfolio
    Trust                            20
  Fund Ownership                     21

MANAGER                              23

ADVISER                              24

ADMINISTRATOR                        25

OPERATIONS AGENT                     26

ADMINISTRATIVE AGENT                 27

DISTRIBUTOR                          28



TRANSFER AGENT, CUSTODIAN, AND FUND
   ACCOUNTANT                        29

INDEPENDENT ACCOUNTANTS              30

PURCHASE OF SHARES                   30
  Conversion to Federal Funds        30
  Purchasing Shares with Securities  30

REDEMPTION OF SHARES                 31
  Redemption in Kind                 31
  Elimination of the Contingent Deferred Sales Charge 31

EXCHANGE OF SHARES                   31

NET ASSET VALUE                      32
                                     --
  Fixed Income Securities            32
  Other Securities                   32

PERFORMANCE DATA                     33
                                     --
  Total Return Quotations            33
  Yield                              34
  General                            35
  Information and Comparisons
     Relating to the Funds, Secondary Market Trading, Net
    Asset Size, Performance and Tax Treatment   35
  Economic and Market Information    37

PORTFOLIO TRANSACTIONS               37
  Portfolio Turnover                 38

TAXES                                39
  United States Taxation             39

DESCRIPTION OF SHARES                42

ADDITIONAL INFORMATION               42

FINANCIAL STATEMENTS                 43

APPENDIX A                           44

APPENDIX B--DESCRIPTION OF SECURITY RATINGS      45

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in each Fund's Prospectus concerning the investment objectives, policies and techniques of the Portfolios. The descriptions are general and may not be applicable in certain countries in which the Portfolios invest.

EQUITY INVESTMENTS

As discussed in each Fund's Prospectus, each Portfolio may invest in the equity securities of domestic and foreign issuers to the extent consistent with its investment objectives and policies. Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Preferred stock generally carries preferential rights to dividends and amounts payable upon liquidation of the issuer, but may have no voting rights. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible securities, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of common shareholders.

INVESTMENT COMPANIES

Up to 5% of the total assets of each Portfolio except the Top 50 US Portfolio may be invested in shares of investment companies, provided these shares are offered to the public without limitation on the number of shares, the shareholders have the right to redeem their shares, and have investment policies consistent with those of the Portfolio. The Top 50 US Portfolio may invest up to 5% of its total assets in the securities of any one investment company and invest in the aggregate up to 10% of its total assets in the securities of investment companies as a group. Each Portfolio may not own more than 3% of the total outstanding voting stock of any other investment company. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

Subject to the foregoing limitations, shares of another securities investment fund managed by the Manager or the Adviser or by another investment adviser affiliated with the Manager or the Adviser through a substantial direct or indirect interest may be purchased, subject to certain limitations, if the other investment fund according to its investment policies is specialized in a specific geographic area or economic sector. A Portfolio would not, however, pay a sales charge when investing in an investment company managed by the Manager, the Adviser or their affiliates. In addition, no management or advisory fees would be paid by a Portfolio with respect to its assets which are invested in investment companies managed by the Manager, the Adviser or their affiliates.

PARTICIPATION CERTIFICATES

Certain companies have issued participation certificates which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation certificates trade like common stock on their respective stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Adviser believes that certain participation certificates have potential for long-term appreciation, depending on their price relative to that of the issuer's equity securities, if publicly traded, and other criteria.

SHORT-TERM INSTRUMENTS

Although it is intended that the assets of each Portfolio stay invested in the securities described above and in each Fund's Prospectus to the extent practical in light of each Portfolio's investment objective and long-term investment perspective, assets of each Portfolio may be invested in bank deposits and money market instruments maturing in less than 12 months to meet anticipated expenses or for day-to-day operating purposes and when, in the Adviser's opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity or fixed income markets. In addition, when a Portfolio experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such securities. Bank deposits and money market instruments include credit balances and bank certificates of deposit, discounted treasury notes and bills issued by the Federal Republic of Germany ("Germany"), the states of Germany, the European Union, other member states of the Organization for Economic Cooperation and Development ("OECD") or quasi-government entities of any of the foregoing.

ZERO COUPON OBLIGATIONS

Each Portfolio may also invest in zero coupon obligations, such as zero coupon bonds. Zero coupon obligations pay no current interest, and as a result their prices tend to be more volatile than those of securities that offer regular payments of interest. In order to pay cash distributions representing income on zero coupon obligations, a Portfolio may have to sell other securities on unfavorable terms, and these sales may generate taxable gains for investors in the corresponding Fund.

OPTIONS

Each Portfolio may write call and put options and purchase call and put options on securities. A Portfolio will write options on securities for the purpose of increasing its return on such securities and/or to protect the values of its portfolio.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs). A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option (limited to the amount of the premium paid, plus related transaction costs). A Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option the Portfolio has written, however, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

Transactions in options, futures contracts, options on futures contracts and forward contracts entered into for non-hedging purposes involve greater risk and could result in losses which are not offset by gains on other portfolio assets.

All options purchased or sold by a Portfolio will be traded on a securities exchange or, in the case of the Top 50 US Portfolio, will be purchased or sold by securities dealers (in the case of over-the-counter, or "OTC," options) that meet creditworthiness standards approved by the Portfolio Trust's Board of Trustees. In the case of OTC options, the Top 50 US Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, the Top 50 US Portfolio may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that such Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

Each Portfolio (except the Top 50 US Portfolio) may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. Each Portfolio may also enter into foreign currency transactions to hedge against a change in foreign currency exchange rates that would affect the value of existing investments denominated or principally traded in a foreign currency. Each Portfolio other than the Provesta Portfolio and the Investa Portfolio may also, in circumstances where the Adviser considers it appropriate, enter into foreign currency exchange transactions for the purpose of hedging the value of such Portfolios against currencies other than the U.S. dollar. To conduct the hedging discussed above, a Portfolio would generally enter into a forward contract to sell the foreign currency in which the investment is denominated in exchange for U.S. dollars or other currency in which the Adviser desires to protect the value of the Portfolio.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is difficult, and the successful execution of a hedging strategy is highly uncertain.

EUROPEAN CURRENCY UNIFICATION

Eleven of the fifteen member countries of the European Union ("EU") are about to adopt a single European currency, the euro. The euro will become legal tender in these countries effective January 1, 1999. The countries participating in the European Monetary Union ("EMU") are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The four EU members not participating in the EMU are Great Britain, Denmark, Sweden and Greece. A new European Central Bank ("ECB") has been created to manage the monetary policy of the new unified region. On the same day, the exchange rates among the EMU member countries will be permanently fixed. National currencies will continue to circulate until they are replaced by euro coins and bank notes by July 1, 2002.

This change is likely to impact significantly the European capital markets in which the Portfolios of the Top 50 World, Top 50 Europe, European Mid-Cap, German Equity, Global Bond, and European Bond Funds invest a portion of their assets. The biggest changes will be the additional risks that the Portfolios will face in pursuing their investment objectives. All of the risks described below may increase the volatility of the price of securities that are traded principally in EMU member countries.

    UNCERTAINTIES AS UNIFICATION NEARS

      TAXES. The U.S. Treasury has determined that euro conversion will not cause a U.S. taxpayer to realize gain or loss to the extent the taxpayer's rights and obligations are altered solely by reason of the euro conversion. However, other changes that may occur contemporaneously to indices, accrual periods, holiday conventions, or other features may require the realization of gain or loss by the Portfolios.

      VOLATILITY OF CURRENCY EXCHANGE RATES. Exchange rates between the U.S. dollar and European currencies could become more volatile and unstable, particularly between now and January 1, 1999.

      CAPITAL MARKET REACTION. Uncertainty in the lead-up to introduction of the euro may lead to a shift by institutional money managers away from European currencies and into other currencies. This reaction may make markets less liquid and thus more difficult for the Portfolios to pursue their investment strategies.

      CONVERSION COSTS. European issuers of securities in which the Funds invest, particularly those that deal in goods and services, may face substantial costs. These costs may not be accurately predicted by such issuers and therefore may present another risk factor impacting such issuers' profitability and creditworthiness.

    UNCERTAINTIES AFTER UNIFICATION OF CURRENCY

      CONTRACT CONTINUITY. Some financial contracts may become unenforceable when the currencies are unified. These financial contracts may include bank loan agreements, master agreements for swaps and other derivatives, master agreements for foreign exchange and currency option transactions and debt securities. The risk of unenforceability may arise in a number of ways. For example, a contract used to hedge against exchange rate volatility between two EU currencies will become "fixed," rather than "variable," as part of the conversion since the currencies have, in effect, disappeared for exchange purposes.

      The European Council has enacted laws and regulations designed to ensure that financial contracts will continue to be enforceable after conversion. There is no guarantee, however, that these laws will be completely effective in preventing disputes from arising. Disputes and litigation over these contract issues could negatively impact the Portfolios' portfolio holdings and may create uncertainties in the valuation of financial contracts the Portfolios hold.

      ECB POLICYMAKING. As the ECB and European market participants search for a common understanding of policy targets and instruments, interest rates and exchange rates could become more volatile.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each Portfolio may purchase or sell futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, each Portfolio may purchase put and call options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index.

Futures contracts and options on futures contracts may be entered into on foreign exchanges. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries may involve considerations and risks not typically associated with investing in U.S. markets.

    FUTURES CONTRACTS

      When a Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date and price or to make or receive a cash payment based on the value of a securities index or a financial instrument. When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date and price or to receive or make a cash payment based on the value of a securities index or a financial instrument. When a Portfolio purchases or sells a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument or index. The price at which the purchase and sale will take place is fixed when a Portfolio enters into the contract. Futures can be held until their delivery dates or the positions can be (and normally are) closed out, by entering into an opposing contract, before then.

      When a Portfolio purchases or sells a futures contract, it is required to make an initial margin deposit. Although the amount may vary, initial margin can be as low as 1% or less of the notional amount of the contract. Additional margin may be required as the contract fluctuates in value. Since the amount of margin is relatively small compared to the value of the securities covered by a futures contract, the potential for gain or loss on a futures contract is much greater than the amount of the Portfolio's initial margin deposit.

    OPTIONS ON FUTURES

      Put and call options on futures contracts may be purchased by each Portfolio in order to protect against declines in values of portfolio securities or against increases in the cost of securities to be acquired. Unlike a futures contract, which requires parties to buy or sell the underlying financial instrument or make a cash settlement payment based on changes in the price of the financial instrument on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract. The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by that Portfolio into a segregated account as required by the 1940 Act and the SEC's interpretations thereunder.

      Purchase of options on futures contracts may present less risk in hedging a Portfolio than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

    COMBINED POSITIONS

      Each Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    OPTIONS ON SECURITIES INDICES

      Each Portfolio is also permitted to purchase call and put options on any securities index based on securities in which the Portfolio may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing index options for hedging purposes, is subject to the risk that the value of its portfolio securities may not change as much as that of an index because the Portfolio's investments generally will not match the composition of an index.

    WARRANTS

      Each Portfolio may purchase warrants which, like options on futures contracts and options on securities indices, entitle the holder to purchase or sell a futures contract or to a cash payment reflecting the price fluctuation in an index of securities. A Portfolio may also purchase warrants that entitle the holder to a cash payment reflecting the fluctuation in the value of certain financial futures contracts. Warrants on futures contracts and warrants on securities indices differ from the equivalent options in that: (1) they are securities issued by a financial institution/special purpose issuer rather than contracts entered into with a futures exchange and (2)they are traded on a securities exchange rather than on a futures exchange. The use of warrants will generally entail the same risks that are associated with a Portfolio's positions in options on futures and options on securities indices.

    OTHER LIMITATIONS

      The Commodity Exchange Act prohibits U.S. persons, such as a Portfolio, from buying or selling certain foreign futures contracts or options on such contracts. Accordingly, each Portfolio will not engage in foreign futures or options transactions unless the contracts in question may lawfully be purchased and sold by U.S. persons in accordance with applicable Commodity Futures Trading Commission ("CFTC") regulations or CFTC staff advisories, interpretations and no action letters. In addition, in order to assure that a Portfolio will not be considered a "commodity pool" for purposes of CFTC rules, the Portfolio will enter into transactions in futures contracts or options on futures contracts only if
      (1) such transactions constitute bona fide hedging transactions, as defined under CFTC rules or (2) no more than 5% of the Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

    CORRELATION OF PRICE CHANGES

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. Each Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Portfolio's other investments.

      Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS

      There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

    POSITION LIMITS

      Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or its Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS

      Each Portfolio intends to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, each Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or a Portfolio's ability to meet redemption requests or other current obligations.

RISK MANAGEMENT

Each Portfolio may employ non-hedging risk management techniques. Examples of such strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause a Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Because these risk management techniques involve leverage, they include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

THE GERMAN SECURITIES MARKETS

EQUITY MARKETS

Equity securities trade on the country's eight regional stock exchanges (Frankfurt, Dusseldorf, Munich, Hamburg, Berlin, Stuttgart, Hannover and Bremen), of which Frankfurt accounted for approximately 78% of the total volume as of August 31, 1998. While trading in listed securities is not legally or otherwise confined to the exchanges, they are believed to handle the largest part of trading volume in equity transactions.


    MARKET CAPITALIZATION AND TRADING VOLUME
OF EQUITY SECURITIES ON GERMAN STOCK EXCHANGES(1)
                  (IN BILLIONS)

             MARKET          TRADING VOLUME FOR
      CAPITALIZATION AS OF     THE YEAR ENDED
      DECEMBER 31, 1997 (2) DECEMBER 31, 1997 (2)

1992  $348.14   DM 561.89 $   876.8  DM 1,415.2

1993   463.48      800.10   1,150.3     1,985.8

1994   499.25      773.88   1,302.9     2,017.9

1995   544.89      781.10   1,146.8     1,643.9

1996   635.95      988.77   1,487.6     2,312.9

1997   825.23    1,483.85   2,067.4     3,717.4

1998*  981.73    1,731.28  1,932.01    3,406.83

(1) Excluding stocks of foreign-domiciled companies and investment companies.

(2) U.S. dollar equivalents calculated at year-end exchange rates. The figures for 1992 through 1994 include warrants.

*  Year-to-date as of August 31, 1998.

Sources: Deutsche Borse AG and the Deutsche Bundesbank.

German stock exchanges offer three different market segments within which stocks are traded:

(i)The official market (Amtlicher Handel) comprises trading in shares which have been formally admitted to official listing by the admissions committee of the stock exchange concerned, based upon disclosure in the listing application or "prospectus."

(ii) The regulated, unlisted market (Neuerr Markt) comprises trading in shares not admitted to official listing. Companies admitted to this market segment are exempt from publishing a full listing prospectus, but are required to submit an offering memorandum. Admission is granted by a special committee which is also responsible for the supervision of the establishment of prices.

(iii) The unofficial unregulated telephone or over-the-counter market (Freiverkehr) comprises trading in securities that have not followed any special listing procedure. It includes trading in securities by telephone or on the stock exchange premises, between banks or through floor brokers prior to or after official trading hours.

For an official listing, the German stock exchanges and pertinent legislation require public disclosure of all information about an issuer considered material to an evaluation of the securities to be listed. Applications must further provide the latest annual financial statements of the issuer with explanatory notes, including disclosure of any liabilities not shown therein. They must also furnish details of the issuer to be listed. Generally, DM 0.5 million par value (i.e., 10,000 shares of DM 50 par value) is considered to be the minimum amount suitable for full listing. Applications for admission to regulated unlisted trading must contain essentially similar information as that required for full listing, but in a condensed form that may be submitted as a memorandum. However, the document, in lieu of being published, may be deposited with paying agents so long as reference is made in one of the official stock exchange publications.

Markets in listed securities are generally of the auction type, but a substantial amount of listed securities also changes hands in inter-bank dealer markets both on and off the stock exchanges. Prices for active stocks, including those of larger companies, are quoted continuously during stock exchange hours. Less active listed and stocks admitted to trading in the regulated unlisted market are quoted only once a day.

Options on both domestic and foreign stocks have been traded since 1970 although trading activity is relatively low. There is also active trading in share warrants, generally issued in conjunction with bonds.

As set forth below under "Role of Banks in German Capital Markets," German banks, brokers and selected domestic investment trusts are regular members of the stock exchanges. Banks may deal on a net basis for their own account, as well as for accounts of domestic and foreign institutional customers during or after regular stock exchange hours.

STOCK INDICES

Two principal stock indices in Germany are the DAX Index (Deutscher Aktienindex; i.e., German Stock Index) and the CDAX German Composite Index (Composite Deutscher Aktienindex). The DAX Index is composed of the 30 most actively traded German blue-chip stocks. It represents approximately 70% of the total equity capital of German exchange-listed companies. Trading in these shares accounts for approximately 74% of the stock volume traded on the German exchanges. The CDAX German Composite Index comprises all German stocks listed in the official market at the Frankfurt Stock Exchange.

Set forth in the table below is information concerning the total return of the DAX Index and CDAX Index for each of the periods indicated.


                          ANNUAL TOTAL RETURN(1)

                    1992    1993    1994   1995    1996   1997    1998*

DAX               (2.09)%  46.71% (7.06)%  6.99%  28.17% 47.11%  13.75%
CDAX              (6.39)%  44.56% (5.83)%  4.75%  22.14% 40.83%  12.32%
Dollar-adjusted DAX(8.33)% 36.85%   4.12% 15.60%  18.17% 27.63%  17.14%
Dollar-adjusted CDAX(12.36)%34.85%  5.50% 13.17%  12.61% 22.18%  15.68%

(1)   Based on U.S. dollar returns.

*  Year-to-date as of August 31, 1998.

Trading volume tends to concentrate on the relatively few companies having both large market capitalization and a broad distribution of their stock with few or no large holders. The five companies having the largest annual trading volume of their stock as of August 31, 1998 represented 24.2% of total trading volume on the German stock exchanges: Daimler Benz AG with DM 312 billion, Deutsche Bank AG with DM 242 billion, Siemens AG with DM 190 billion, SAP AG with DM 175 billion, and VW AG with DM 173 billion.

The actual float available for public trading is significantly smaller than the aggregate market value cited above because of the large extent of long-term holdings by non-financial corporations, family groups and banks. However, the number of publicly traded shares has been increasing in recent years due to a reduction in such holdings on the part of certain insurance companies and public authorities. In addition, the continuing public offerings of equity securities previously controlled by the federal government have contributed to the growing size of the float. Domestic institutional ownership of German equities, while large relative to that by individuals, is less than that in certain other industrial countries. The German government is encouraging the expansion of private participation in the equity markets, and has contributed to this process both directly, through public sale of government-owned enterprises, as well as indirectly through fiscal measures. Set forth in the table below is information concerning the industry composition of the DAX Index and CDAX Index.


INDUSTRY COMPOSITION OF DAX(1) AND CDAX(2)
      INDEX AS OF AUGUST 31, 1998

                         DAX      CDAX

Automobile              13.33%     4.85%
Construction              --       9.43%
Chemicals               20%        8.63%
Mergers                   --       5.93%
Electronics Industry     6.67%     6.20%
Brewery                   --       5.39%
Hypo Banks                --       1.62%
Banks                   13.33%      --
Credit Banks              --       4.31%
Traffic                --          1.08%
Mechanical Engineering  10%       14.02%
Paper                     --       2.43%
Utilities               13.33%     5.12%
Steel and Raw Materials  6.67%     2.70%
Textile                   --       4.85%
Insurance                6.67%     7.01%
Consumer Goods          10%       16.44%


  Total                100.00%   100.00%

(1) The DAX Index is comprised of 30 stocks representing approximately 75% of the market capitalization of the Frankfurt stock exchange.

(2)   The CDAX Index is comprised of 371 stocks (subject to adjustments).

PRIMARY MARKETS

The amount of funds raised in equity financings in 1998 as of August 31, was equal to DM 2,380 million while the number of financings was 34. The total value of primary offerings for each of the previous five years of listed equity issues is shown in the table below.


          PRIMARY OFFERINGS OF LISTED EQUITY SECURITIES
                        BY DOMESTIC ISSUERS
                         (MILLIONS OF DM)

         1992   1993    1994   1995     1996    1997   1998*


Value    804     833   1,246  6,495   24,807   4,961  2,380
*As of August 31, 1998

Source: Deutsche Borse AG.

ROLE OF BANKS IN GERMAN CAPITAL MARKETS

As is the case in other continental European developed countries, German commercial and banking laws permit commercial banks to act, either directly or indirectly, as investment bankers/underwriters, managers of mutual and other investment funds and investment advisers, as well as securities broker/dealers. Many German banks, including Deutsche Bank AG ("Deutsche Bank"), are members of stock exchanges in their respective countries. Moreover, they may, directly or indirectly, also provide other financial services such as life insurance, mortgage lending and installment financing. Lastly, they may, and frequently do, maintain long-term equity participations in industrial, commercial or financial enterprises, including enterprises whose voting and other equity securities may be publicly traded and/or listed on national securities exchanges. Recent legislation requires notification of the newly established Securities Trading Supervisory Office and publication if certain thresholds of participating in the voting capital of a stock exchange listed corporation are passed.

Deutsche Bank, the parent of the Manager and the Investment Adviser, holds significant participation in five listed German companies. The term "significant" denotes direct ownership of over 25% of the voting equity which, under German law, provides the holder with veto power in policy decisions, such as a change of business objectives or major acquisitions. Deutsche Bank owns equity interests ranging from 25% to 50% in holding companies that own participations of 25% or more in an additional five listed German companies, most of which are publicly owned. In addition, Deutsche Bank may maintain trading positions in the securities of these and other (domestic and foreign) companies, and may make trading markets in some of them, subject to limitations imposed by applicable law, including the limitations of the German Stock Exchange Law (Borsengesetz) of 1896, as amended. Deutsche Bank directors or officers may, by virtue of such ownership or otherwise, be elected to the Supervisory Boards of these and other companies. Deutsche Bank and its affiliates may also have commercial lending relationships with companies whose securities a Portfolio may acquire.

In their capacity as underwriters, German banks originate and manage new issues of domestic and international fixed income and equity securities both in their respective domestic primary market and in the Euromarket. Deutsche Bank frequently acts as lead manager for domestic underwritten offerings of both debt and equity securities. Under an SEC rule, the Portfolios may purchase securities in offerings in which Deutsche Bank or one of its affiliates is the principal underwriter, subject to certain conditions. Directly and through its various wholly-owned affiliates abroad, Deutsche Bank is a major player in the Eurobond market. Although the Portfolio will not purchase securities from or sell securities to Deutsche Bank, the trading activities of Deutsche Bank as well as the investment positions and underwriting activities in such securities could have either an adverse or beneficial effect on the price of those securities already held in the Portfolio or contemplated for purchase and, depending on the size of Deutsche Bank's position, may or may not affect the availability of the securities for investment by the Portfolio.

JAPANESE EQUITY SECURITIES MARKETS

Listed securities in Japan trade on three Main Japanese Exchanges (the Nagoya Stock Exchange, the Osaka Securities Exchange and the Tokyo Stock Exchange (the "TSE")) and five regional stock exchanges (the Fukuoka Stock Exchange, the Hiroshima Stock Exchange, the Kyoto Stock Exchange, the Niigata Stock Exchange and the Sapporo Stock Exchange). The TSE is the largest and most prestigious of the exchanges and is widely regarded as the central marketplace for all of Japan.

There are two widely followed price indices in Japan for listed securities. The Nikkei Stock Average ("NSA") is the arithmetic average of 225 selected stocks computed by a private corporation. The Tokyo Stock Price Index ("TOPIX"), published by the TSE, is the composite index of all common stock listed on the First Section of the TSE. TOPIX reflects the change in the aggregate market value of the common stocks as compared to the aggregate market value of those stocks as of the close on January 4, 1968.

The following table sets forth the NSA and TOPIX for 1987 through August 31, 1998 and yen and dollar-adjusted total return information for those time periods.


                      NSA                         TOPIX

                    TOTAL RETURN(1)                TOTAL RETURN(1)


                             DOLLAR                         DOLLAR
         INDEX      (Y)     ADJUSTED     INDEX    (Y)      ADJUSTED

1987  21,564.00   15.31%     50.54%   1,725.83   10.89%     44.77%
1988  30,159.00   39.86%     35.61%   2,357.03   36.57%     32.42%
1989  38,915.87   29.04%     12.21%   2,881.37   22.25%      6.31%
1990  23,848.71  -38.72%    -35.08%   1,733.83  -39.83%    -36.26%
1991  22,983.77   -3.63%      4.75%   1,714.68   -1.10%      7.49%
1992  16,924.95  -26.36%    -26.33%   1,307.66  -23.74%    -23.71%
1993  17,417.24    2.91%     15.02%   1,439.31   10.07%     23.03%
1994  19,723.06   13.24%     27.00%   1,559.09    8.32%     21.48%
1995  19,868.15    0.74%     -2.85%   1,577.70    1.19%     -2.41%
1996  19,361.35   -2.55%    -13.06%   1,470.94   -6.77%    -16.83%
1997  15,258.74  -21.19%    -29.65%   1,175.03  -20.12%    -28.69%
1998* 14,107.89   -7.54%    -15.37%   1,106.49   -5.83%    -11.78%
(1) Total return is the percent change in the index from the start of the year to the end.

*  Year-to-date as of August 31, 1998.

Sources: Tokyo Stock Exchange, Annual Securities Statistics (1998); Monthly
 Statistics Report (Dec. 1987, 1988, 1989, 1990, 1991, 1992, 1993, 1994,
1995, 1996, 1997, Aug. 1998).

The Japanese stock and real estate markets of the late 1980s have been dubbed "bubble" markets because they were characterized by dramatic increases in the volume of trading and transactions as well as in prices of stock and land. Such increases were driven by investors' expectations that stock and land prices would rise even further for the foreseeable future, thereby justifying (in their minds) their over-priced investments in Japanese stock and real estate. Many of such investments were financed with secured loans from Japan's banks and so-called "non-bank banks" (i.e., companies that are not licensed by the Minister of Finance to engage in the business of commercial banking but that are primarily engaged in the business of commercial lending).

The collapse of the "bubble" stock market in 1990 had a material adverse impact on the financial situation of various participants therein. Such collapse also led to various problems involving irregular practices in the securities business, such as compensation to favored customers by securities companies for trading and other losses. The decline in stock prices has raised the cost of capital for industry and has reduced the value of stock holdings by banks and corporations. These effects have, in turn, contributed to the recent weakness in Japan's economy and could continue to have an adverse impact in the future.

Further, recent events, not only in Japan but in other countries in the Asian region, as well as in Russia, may negatively impact the Funds. Such events include currency volatility and depreciation, high interest rates, banking sector crises, market volatility, political instability and declining asset values. Taken together, these and other factors are likely to: (1) have a material adverse effect on economic growth and (2) increase volatility in the prices at which securities and other financial instruments are traded. As a result, there can be no assurance that the political and economic developments in this and other parts of the world will not have a material adverse effect on the net asset value of the Funds investing a significant portion of their assets in the securities of issuers domiciled in, or deriving a large percentage of their revenues from, such countries.

The following table sets forth the aggregate trading volume and the value of Japanese stocks on the eight Japanese stock exchanges for the years 1989 through 1997, and year-to-date as of August 31, 1998. Trading on the TSE represented over 89% of trading volume in each year.


                VOLUME             VALUE
YEAR     (MILLIONS OF SHARES)    ((Y) BILS.)

1989           256,296          386,395
1990           145,837          231,837
1991           107,844          134,160
1992            82,563           80,456
1993           101,172          106,123
1994           105,936          114,622
1995           120,148          115,840
1996           126,496          136,170
1997           130,657          151,450
1998*           92,959           83.761
*Year-to-date as of August 31, 1998.

Source: Tokyo Stock Exchange, Fact Book 1998.

The Main Japanese Exchanges divide listed companies into First and Second Sections. Generally, larger, established companies are assigned to the First Section. Such companies meet more stringent listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. At the end of August 31, 1998, 1,333 Japanese companies were listed on the First Section of the TSE. Newly listed and smaller companies are assigned to the Second Section. At the end of August 31, 1998, 486 Japanese companies were listed on the Second Section of the TSE. In an effort to increase the number of companies listed on the Second Section, the Second Section listing requirements prescribed by each of the Main Japanese Exchanges were lowered in 1996.

The 20 leading Japanese companies on the TSE, by market value, represented 31.3% of the total market value of the TSE at August 31, 1998. As of August 31, 1998, three industrial groups accounted for approximately 67% of the total market value of the TSE: banks, 50%; chemicals, 9%; and retail trade, 8%. The following table sets forth the number of companies listed on the TSE and market value by industrial group for year-end 1998.

                            NUMBER OF   MARKET VALUES
                            COMPANIES     ((Y) BILS.)

Fishery, Agriculture & Forestry 7             77
Mining                          8             74
Construction                  115          1,029
Foods                          63          1,053
Textiles & Apparels            49            642
Pulp & Paper                   18            266
Chemicals                     103         18,308
Pharmaceutical                 34          9,744
Oil & Coal Products            10            221
Rubber Products                10            160
Glass & Ceramics Products      26            428
Iron & Steel                   38          1,097
Nonferrous Metals              25            419
Metal Products                 31            199
Machinery                     103          1,204
Electric Appliances           135          2,522
Transportation Equipment       61          2,053
Precision Instruments          19            122
Other Products                 38            373
Electric Power & Gas           14          1,989
Land Transportation            31            938
Marine Transportation          13            288
Air Transportation              4            175
Warehousing & Harbor
  Transportation Services      12             52
Communication                   4            377
Wholesale Trade                81         15,400
Retail Trade                   74         16,945
Banks                          98        100,442
Securities                     18          9,765
Insurance                      14          7,573
Other Financing Businesses     17          4,558
Real Estate                    21            466
Services                       39            517
  Total                     1,333        199,476
Manufacturing                 763         38,811
Non-Manufacturing             570        160,665
  Total                     1,333        199,476
Source: Tokyo Stock Exchange, Fact Book 1998.

The amount of funds raised in equity financings by all the companies listed on all eight Japanese stock exchanges year-to-date as of August 31, 1998, as compared to calendar year 1997, decreased by 264.61 billion yen to 673.39 billion yen while the number of financings decreased by 28 to 114. The following table sets forth the number of equity financings by companies listed on all eight of the Japanese stock exchanges and the amount raised for each of 1992 through 1997, and year-to-date as of August 31, 1998.


           RIGHTS            PUBLIC             PRIVATE          EXERCISE
          OFFERINGS         OFFERINGS         PLACEMENTS        OF WARRANTS     TOTAL

       NUMBER   AMOUNT   NUMBER   AMOUNT    NUMBER   AMOUNT   NUMBER   AMOUNT  AMOUNT
         OF     RAISED     OF     RAISED      OF     RAISED     OF     RAISED  RAISED
FINANCINGS((Y) BILS.)FINANCINGS((Y) BILS.)FINANCINGS((Y) BILS.)FINANCINGS((Y) BILS.)((Y) BILS.)
1992     20      111        3         4      22       102      127      203      419
1993      9       48        4         7      14       150      184      617      822
1994      2       10       18       237       8       239      180      451      935
1995     12       96        8        33      19       160      118      299      588
1996      9      337       36       305      20       218      187      673    1,533
1997      9       73       26       128      19       369       88      368      938
1998*     1    0.385       10       279      17       312       86       82   673.39
*  Year-to-date as of August 31, 1998.



Source: Tokyo Stock Exchange, Fact Book 1998.

INVESTMENT RESTRICTIONS

The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include its corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

The investment restrictions below have been adopted by the Corporation with respect to each Fund as indicated and by the Portfolio Trust with respect to each Portfolio as indicated. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund or a Portfolio, as the case may be. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified and except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio, each of the Funds and its corresponding Portfolio may not:

1. Purchase any security if, as a result, 25% or more of its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. government or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of Shares in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one-third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of interests in the Portfolio or Fund Sharess or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Portfolio.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act").

5. Purchase or sell real estate except that a Portfolio may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Portfolio may (1) lend portfolio securities with a value not exceeding one-third of the Portfolio's total assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions described below are non-fundamental policies of the Funds and their corresponding Portfolios and may be changed by their respective Directors or Trustees. These non-fundamental investment policies require that each Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

(i)Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange, provided that Provesta Portfolio and Investa Portfolio shall each be limited to 5% in the amount of its total assets that may be invested in the aggregate in securities of investment companies as a group. Currently the 1940 Act prohibits a Portfolio from acquiring securities of other investment companies if as a result (i) more than 5% of the value of a Portfolio's total assets will be invested in the securities of any one investment company, (ii) more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, or (iii) more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio;

(ii) Acquire any illiquid investments, such as repurchase agreements with more than seven days to maturity, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments that are illiquid;

(iii) Invest more than 10% of its net assets in unlisted securities and Notes (as defined in the Fund's prospectus);

(iv) Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

(v) Purchase securities on margin, but a Portfolio may obtain such short term credits as may be necessary for the clearance of transactions.

The DWS Funds are subject to regulation under the German Investment Companies Act. Therefore, in addition to the investment policies discussed herein and in the Prospectus, each Fund, except the Top 50 US and its corresponding Portfolio, has adopted additional non-fundamental investment policies. These non-fundamental investment policies require that each such Fund and its corresponding Portfolio may not (except that the Corporation may invest all of each Fund's assets in its corresponding Portfolio):

(i)Invest more than 10% of its net assets in the securities of any one issuer or invest more than 40% of its net assets in the aggregate in the securities of those issuers in which the Portfolio has invested in excess of 5% but not more than 10% of its net assets. For purposes of this restriction, mortgage bonds and municipal bonds as well as bonds and Notes issued by Germany, the states of Germany, a member state of the EU, a state party to the Convention on the European Economic Area ("CEEA"), a member state of the OECD or the EU shall be valued at half of their value. Bonds of credit institutions situated in a member state of the EU or state party to the CEEA shall be valued at half their value provided that the credit institutions are by law subject to a special public supervision to protect the holders of such bonds and provided the funds raised through the issue of such bonds are invested in accordance with the legal provisions in assets, which provide sufficient coverage for the ensuing liabilities throughout the entire life of the bonds and which in case of deficiency of the issuer are earmarked for prior redemption of principal and payment of interest. Securities and Notes issued by companies in the same affiliated group shall be considered securities of the same issuer (borrower);

(ii) Purchase bonds of the same issuer to the extent that their total value exceeds 10% of the total value of the bonds outstanding of the same issuer. This restriction does not apply to bonds issued by a national government, a local authority of a member state of the EU, a state party to the CEEA or by the EU, or if one of these bodies guarantees the payment of interest or the repayment of principal. For purchases, the above limit need not be complied with if the total value of the outstanding bonds of the same issuer cannot be determined;

(iii) Purchase non-voting shares of the same issuer to the extent that the total value exceeds 10% of the total value of non-voting shares of the issuer; and

(iv) Borrow money, except in amounts not to exceed 10% of the Fund's total assets (including the amount borrowed).

The European Bond Fund is subject to an additional non-fundamental investment restriction: no more than 10% of the value of its total assets will be invested in equity securities (including warrants).

    ALL FUNDS

      There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

      For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry based on classifications used by Micropal, a leading company offering a comprehensive and accurate performance measurement service specializing in collective investment vehicles. Micropal monitors all the world's major fund markets and has a range of clients from financial institutions to individual investors. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

DIRECTORS, TRUSTEES, AND OFFICERS

The Directors of the Corporation, Trustees of the Portfolio Trust and executive officers of the Corporation, and their principal occupations during the past five years (although their titles may have varied during the period), business addresses, and birthdates are:

DIRECTORS OF THE CORPORATION AND TRUSTEES OF THE PORTFOLIO TRUST


Richard R. Burt

     Chairman of IEP Advisors, Inc. Chairman of the Board of Weirton Steel. Member of the Board of Hollinger International. Member of the Board of Archer Daniels Midland. Member of the Board of Homestake Mining. Director of the Mitchell Hutchins family of funds. Member of the Textron Corporation International Advisory Council. Partner with McKinsey & Company (1991-1994). Previously U.S. Chief Negotiator in the Strategic Arms Reduction Talks (START) with the former Soviet Union, and prior to that was U.S. Ambassador to the Federal Republic of Germany (1985-1991). Amb. Burt's address is IEP Advisors, LLP, 1275 Pennsylvania Avenue NW, 10th Floor, Washington, D.C. 20004, and his birthdate is February 3, 1947.


Edward C. Schmults

     Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President - External Affairs and General Counsel of GTE Corporation (prior to
1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, VT 05738, and his birthdate is February 6, 1931.


Robert H. Wadsworth

     President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is 4455 E. Camelback Road, Suite 261 E., Phoenix, AZ 85018, and his birthdate is January 29, 1940.


Werner Walbroel

     President and Chief Executive of the German American Chamber of Commerce, Inc. President of European American Chamber of Commerce. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr. Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019, and his birthdate is August 28, 1937.


G. Richard Stamberger*

     Former Managing Director of Deutsche Bank Securities Inc. Managing Director of C.J. Lawrence, Inc. (prior to 1993). Mr. Stamberger's address is 921 Fox Hill Lane, Scotch Plains, NJ 07076, and his birthdate is October 24, 1947.

Christian Strenger*

     Managing Director of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since 1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany, and his birthdate is May 28, 1943.


* Is an "interested person" of the Corporation or the Portfolio Trust as that term is defined in the 1940 Act.

OFFICERS OF THE CORPORATION AND THE PORTFOLIO TRUST (UNLESS OTHERWISE NOTED)


Brian A. Lee

President

     President and Managing Director of DFM (since January 1997). Director of Deutsche Bank Trust Company (since 1994). President and Chief Operating Officer of Deutsche Bank Trust Company (1994-1997). Director of Deutsche Bank Securities Corp. (1993-1994). Director of Value Line Securities, Inc. (1992-1993). National Director and Head of Retail Sales and Service Division, The Dreyfus Corporation (prior to 1992). Director, Boggy Creek Hole in the Wall Gang Camp for Children. Trustee, Valley Hospital. Director, Capital Sources Board, State of New Jersey. Mr. Lee's birthdate is November 20, 1947.


Joseph Cheung

Treasurer

     Vice President (since 1996), Assistant Vice President (1994-1996) and Associate (1991-1994) of Deutsche Bank Securities Inc. Treasurer of the Country Baskets SM Index Fund, Inc. (1996-1997). Chief Financial Officer and Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and The New Germany Fund, Inc. (since 1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and The New Germany Fund, Inc. (1993-1997). Mr. Cheung's birthdate is August 30, 1958.


Robert R. Gambee

Secretary

     Director, Deutsche Bank Securities Inc. (since 1992). Chief Operating Officer and Secretary of The Germany Fund, Inc., The Central European Equity Fund, Inc., and The New Germany Fund, Inc. (since 1997). Secretary and Treasurer of The Germany Fund, Inc. (1986-1997), The New Germany Fund, Inc. (1990-1997) and The Central European Equity Fund, Inc. (1990-1997). First Vice President, Deutsche Bank Securities, Inc. (1985-1991). Corporate Secretary, DB New World Fund Limited. Secretary, Deutsche Bank Investment Management, Inc. Mr. Gambee's birthdate is August 26, 1942.



Laura Weber

Assistant Secretary and Assistant Treasurer

     Associate of Deutsche Bank Securities Inc. (since June 1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The New Germany Fund, Inc., and The Central European Equity Fund, Inc. Manager of Raymond James Financial (1996-1997). Portfolio Accountant of Oppenheimer Capital (1995-1996). Supervisor (1994-1995) and Mutual Fund Accountant (1993-1994) of Alliance Capital Management. Ms. Weber's birthdate is July 13, 1971.





Holger Naumann

Assistant Treasurer of the Portfolio Trust

Director of DFM (since January 1997). Head of Participations at DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since December 1995). Group Strategy Department at Deutsche Bank AG (1992-1995). Mr. Naumann's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany, and his birthdate is May 17, 1962.

Joseph Bernhart

Assistant Treasurer of the Portfolio Trust


Participations Department at DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since July 1997). DIH Deutsche Industrie-Holding GmbH & Co. KG (affiliate to Deutsche Bank AG)( 1995 - 1997). Trainee, Deutsche Bank AG (1994-1995). Mr. Bernhart's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany, and his birthdate is May 7, 1966.

Unless otherwise noted, the address of each officer of the Corporation is 31 West 52nd Street, New York, NY 10019.

     COMPENSATION TABLE--DIRECTORS OF THE CORPORATION AND TRUSTEES OF THE PORTFOLIO TRUST

                          AGGREGATE           TOTAL
                        COMPENSATION      COMPENSATION
                          FROM THE    FROM THE CORPORATION,
                         CORPORATION  THE PORTFOLIO TRUST,
                          AND THE            AND THE
                      PORTFOLIO TRUST *  FUND COMPLEX**

Edward C. Schmults,
Director and Trustee       $1,000           $45,750
Robert H. Wadsworth,
Director and Trustee       $1,000           $63,000
Werner Walbroel,
Director and Trustee       $1,000           $47,250
G. Richard Stamberger,
Director and Trustee         None              None

Christian Strenger,
Director and Trustee         None              None

Richard R. Burt,#
Director and Trustee         None              None

*  Information is furnished for the fiscal year ended August 31, 1998.

     ** The Fund Complex consists of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany Fund, Inc.

   Information is furnished for the period from May 22, 1997, organization date of the Corporation and the Portfolio Trust, to August 31, 1998.

     # Amb. Richard R. Burt was elected as a Director of the Corporation, and a Trustee of the Portfolio Trust, on October 9, 1998.

The non-interested Directors of the Corporation receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Corporation and allocated among the series based upon their respective net assets.

The non-interested Trustees of the Portfolio Trust receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Portfolio Trust and allocated among the series based upon their respective net assets.

Neither the Corporation nor the Portfolio Trust requires employees, and none of the Corporation's officers devotes full time to the affairs of the Corporation or receive any compensation from a Fund or a Portfolio.

FUND OWNERSHIP

Shareholders owning 25% or more of the Funds may, for certain purposes, be deemed to control the Funds, and therefore, may be able to affect the outcome of certain matters presented for a vote of shareholders.

As of October 9, 1998, the Directors of the Corporation, Trustees of the Portfolio Trust and Officers of the Corporation and the Portfolio Trust as a group of record owned approximately 3,668 (23.51%) Class A Shares of the Top 50 World Fund, no outstanding Class B Shares of the Top 50 World Fund, and no outstanding Shares of the Top 50 Europe Fund, Top 50 Asia Fund, Top 50 US Fund, European Mid-Cap Fund, German Equity Fund, Japanese Equity Fund, Global Bond Fund, and European Bond Fund.

As of October 9, 1998, Directors of the Corporation, Trustees of the Portfolio Trust and Officers of the Corporation and the Portfolio Trust as a group owned none of the beneficial interests in any of the Portfolio Trust. As of the same date, no person owned 5% or more of the voting stock of any Portfolio except that the Corporation owned 100% of the outstanding beneficial interests in each Portfolio.

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Top 50 World Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 4,431 Shares (28.39%); Investors Bank & Trust Company, as custodian for the IRA of a U.S. citizen, Boston, MA, owned approximately 3,668 Shares (23.51%); individuals residing in Belle Harbor, NY, owned approximately 1,257 Shares (8.06%); an individual residing in New York, NY, owned approximately 1,088 Shares (6.97%); Federated Administrative Services, Pittsburgh, PA, owned approximately 888 Shares (5.70%); and an individual residing in New York, NY, owned approximately 831 Shares (5.33%).

As of October 9, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Top 50 World Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 8,586 Shares (99.87%).

As of October 9, 1998, the following shareholder of record owned 5% or more of the outstanding Class A Shares of the Top 50 Europe Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 78,267 Shares (71.37%).

As of October 9, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Top 50 Europe Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 266,351 Shares (89.38%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Top 50 Asia Fund: Fidelity Investments Institutional Operations Co. Inc. (as record holder for its clients), Covington, KY, owned approximately 3,723 Shares (41.91%); Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 1,161 Shares (13.07%); Federated Administrative Services, Pittsburgh, PA, owned approximately 888 Shares (10.01%); and an individual residing in New York, NY, owned approximately 625 Shares (7.04%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class B Shares of the Top 50 Asia Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 10,827 Shares (68.50%); and Fox & Co., New York, NY, owned approximately 4,965 Shares (31.41%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Top 50 US Fund: Deutsche Bank Securities Inc. (as record holder for its clients), New York, NY, owned approximately 70,630 Shares (47.45%); an individual residing in San Juan, PR, owned approximately 17,921 Shares (12.04%); and Miter & Co., Milwaukee, WI, owned approximately 17,618 Shares (11.84%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class B Shares of the Top 50 US Fund: Parker Hunter Inc. (as record holder for its clients), New Castle, PA, owned approximately 31,673 Shares (65.96%); Parker Hunter Inc. (as record holder for its clients), Canfield, OH, owned approximately 9,962 Shares (20.75%); and Parker Hunter Inc. (as record holder for its clients), Warren, OH, owned approximately 4,707 Shares (9.80%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the European Mid-Cap Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 114,480 Shares (63.61%); an individual in San Juan, PR, owned approximately 17,041 Shares (9.47%); and Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 12,253 Shares (6.81%).

As of October 9, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the European Mid-Cap Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 309,220 Shares (85.60%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the German Equity Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 22,304 Shares (53.04%); and Fidelity Investments Institutional Operations Co. Inc. (as record holder for its clients), Covington, KY, owned approximately 4,964 Shares (11.81%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class B Shares of the German Equity Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 16,491 Shares (82.26%); and Investors Bank & Trust Co., as custodian for the IRA of a U.S. citizen, Boston, MA, owned 2,239 Shares (11.17%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Japanese Equity Fund: Federated Administrative Services, Pittsburgh, PA, owned approximately 888 Shares (58.56%); individuals residing in Middletown, NJ, owned approximately 303 Shares (20.01%); an individual residing in Summit, NJ, owned approximately 89 Shares (5.90%); an individual residing in New York, NY, owned approximately 78 Shares (5.14%); and an individual residing in New Canaan, CT, owned approximately 78 Shares (5.14%).

As of October 9, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Japanese Equity Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 33,323 Shares (100%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the Global Bond Fund: individuals residing in Colts Neck, NJ, owned approximately 2,250 Shares (31.91%); individuals residing in Belle Harbor, NY, owned approximately 1,990 Shares (28.24%); an individual residing in New York, NY, owned approximately 952 Shares (13.51%); Federated Administrative Services, Pittsburgh, PA, owned approximately 902 Shares (12.79%); and an individual residing in Fayeteville, NY, owned approximately 369 Shares (5.24%).

As of October 9, 1998, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Global Bond Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 618 Shares (100%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares of the European Bond Fund: Fidelity Investments Institutional Operations Co. Inc. (as record holder for its clients), Covington, KY, owned approximately 2,467 Shares (39.54%); Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 1,625 Shares (26.05%); Federated Administrative Services, Pittsburgh, PA, owned approximately 899 Shares (14.41%); an individual residing in Medfield, MA, owned approximately 386 Shares (6.19%); an individual residing in Fayeteville, NY, owned approximately 358 Shares (5.75%); and individuals residing in Freeport, NY, owned approximately 350 Shares (5.61%).

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class B Shares of the European Bond Fund: Merrill Lynch Pierce Fenner & Smith (as record holder for its clients), Jacksonville, FL, owned approximately 5,850 Shares (87.66%); and an individual residing in New York, NY, owned approximately 811 Shares (12.16%).

The identities of the above-named shareholders can be obtained by contacting the Funds' transfer agent, Federated Shareholder Services Company, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

MANAGER

The investment manager to each Portfolio is DFM, an indirect subsidiary of Deutsche Bank, a major global banking institution headquartered in Germany. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

Pursuant to an investment management agreement with the Portfolio Trust with respect to each Portfolio (the "Management Agreement"), DFM acts as investment manager to each Portfolio and, subject to the supervision of the Board of Trustees of the Portfolio Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of each Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides each Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to each Portfolio are not exclusive under the terms of the Management Agreement.
DFM is free to render similar investment management services to others.

The Management Agreement is dated July 28, 1997, and will remain in effect until July 28, 1999, and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Portfolio Trust's Trustees, and
(ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. The Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Portfolio Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement.
See "Additional Information."

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to each Portfolio, DFM receives a fee from each of Top 50 World Portfolio, Top 50 Europe Portfolio and Top 50 Asia Portfolio, each Equity Portfolio (except the foregoing three Top 50 Portfolios) and each Bond Portfolio, which is computed daily and may be paid monthly, equal to 1.00%, 0.85% and 0.75%, respectively, of the average daily net assets of such Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

From the Portfolios' commencement of operations through August 31, 1998, DFM earned management fees as follows:


                       COMMENCEMENT
PORTFOLIO              OF OPERATIONS   MANAGEMENT FEE

Top 50 World Portfolio    10/2/97       $  76,939
Top 50 Europe Portfolio   10/2/97          87,638
Top 50 Asia Portfolio    10/14/97         189,797
Top 50 US Portfolio       10/2/97          70,740
Provesta Portfolio       10/17/97          31,021
Investa Portfolio        10/17/97          21,527
Japanese Equity Portfolio10/20/97          11,948
Global Bond Portfolio    10/15/97          20,623
European Bond Portfolio  10/17/97          21,836

The Glass-Steagall Act and other applicable laws generally prohibit banks (including foreign banks having U.S. operations, such as Deutsche Bank) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. The interpretation does not prohibit a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Deutsche Bank believes that DFM may perform the services for the Portfolio Trust and the Corporation contemplated by the Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It is possible that future changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent DFM from continuing to perform such services for each Portfolio.

ADVISER

DFM has entered into an investment advisory agreement (the "Advisory Agreement") dated July 28, 1997, on behalf of the Portfolio Trust with respect to each Portfolio except Top 50 US Portfolio with the DWS Adviser and with respect to Top 50 US Portfolio with the DBSIM Adviser. It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of its respective Portfolio(s), arrange for the execution of portfolio transactions and generally manage each Portfolio's investments in accordance with its investment objective, policies and restrictions. The DWS Adviser and DBSIM Adviser are each an indirect subsidiary of Deutsche Bank AG. For these services, the respective Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.75%, 0.60% and 0.50% of the average daily net assets of each of Top 50 World, Top 50 Europe and Top 50 Asia Portfolio, each Equity Portfolio (except the foregoing Top 50 Portfolios) and each Bond Portfolio, respectively, on an annualized basis for the Portfolio's then-current fiscal year.

From the Portfolios' commencement of operations through August 31, 1998, the Adviser earned advisory fees as follows:


                       COMMENCEMENT
PORTFOLIO              OF OPERATIONS    ADVISORY FEE

Top 50 World Portfolio    10/2/97        $ 57,704
Top 50 Europe Portfolio   10/2/97          65,728
Top 50 Asia Portfolio    10/14/97         142,347
Top 50 US Portfolio       10/2/97          49,934
Provesta Portfolio       10/17/97          21,897
Investa Portfolio        10/17/97          15,195
Japanese Equity Portfolio10/20/97           8,433
Global Bond Portfolio    10/15/97          13,748
European Bond Portfolio  10/17/97          14,557

The Advisory Agreement is dated July 28, 1997, and will remain in effect until July 28, 1999, and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Portfolio, or by the Portfolio Trust's Trustees, and
(ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate with respect to a Portfolio automatically if assigned or if the Management Agreement is terminated with respect to that Portfolio and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the related Portfolio's outstanding voting securities, on 60 days' written notice to the relevant Adviser and by each Adviser on 90 days' written notice to the Manager and the Portfolio Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

For each Portfolio advised by the DWS Adviser there is a corresponding DWS Fund, as follows (having launch dates and net assets as of August 31, 1998, as indicated): Provesta Portfolio--Provesta (November 1985, $1.10 billion), Investa Portfolio--Investa (December 1956, $2.80 billion), Japanese Equity Portfolio--DWS-Japan Fonds (April 1992, $326 million), Global Bond Portfolio--Inter Renta (July 1969, $10.84 billion), European Bond Portfolio--Eurorenta (November 1987, $2.46 billion), Top 50 World Portfolio--Top 50 Welt (January 1997, $2.92 billion), Top 50 Europe Portfolio--Europa (October 1995, $1.85 billion), and Top 50 Asia Portfolio--Top 50 Asian (April 1996, $387 million).

ADMINISTRATOR

Under the master agreement for administration services with the Corporation ("Administration Agreement"), Federated Services Company serves as administrator to the Funds ("Administrator"). In connection with its responsibilities as Administrator of the Funds, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory filings; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

The Administration Agreement between the Corporation and Federated Services Company (dated July 28, 1997) with respect to each Fund has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Corporation at any time after the initial term without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation (see "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Fund on 60 days' written notice to Federated Services Company. The agreement is terminable by the Administrator on 90 days' written notice to the Corporation. The Administration Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement. See "Additional Information."

As Administrator of the Funds, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at the annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million for the Fund's then-current fiscal year. The Administrator receives a minimum fee of $75,000 per Fund annually, except that during the first two years of the agreement a minimum aggregate fee for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Fund's operation and $125,000 for the second year will be paid to the Operations Agent (as defined below) and the Administrator.

From the Funds' commencement of operations through August 31, 1998, the Administrator earned administrative fees as follows:


                       COMMENCEMENT
FUNDS                  OF OPERATIONS  ADMINISTRATIVE FEE

Top 50 World              10/2/97       $    226
Top 50 Europe             10/2/97            700
Top 50 Asia              10/14/97            197
Top 50 US                 10/2/97          1,064
European Mid-Cap Fund    10/17/97            941
German Equity Fund       10/17/97            276
Japanese Equity Fund     10/20/97            182
Global Bond Fund         10/15/97            196
European Bond Fund       10/17/97            183

OPERATIONS AGENT

Under an operations agency agreement with the Portfolio Trust ("Operations Agency Agreement"), Federated Services Company serves as operations agent to the Portfolios ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolios, Federated Services Company, among other things, (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust;
(v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; (vii) prepares investor meeting materials and (viii) monitors and supervises collection of tax reclaims.

The Operations Agency Agreement between the Portfolio Trust and Federated Services Company (dated July 28, 1997) with respect to each Portfolio has an initial term of three years. Thereafter, the Operations Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Operations Agency Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable by Federated Services Company on 90 days' written notice to the Portfolio Trust. The Operations Agency Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Operations Agent of the Portfolios, Federated Services Company receives a fee from each Portfolio, which is computed daily and paid monthly, at the annual rate of 0.035% of the average daily net assets of each Portfolio for the Portfolio's then-current fiscal year. The Operations Agent of the Portfolios receives a minimum fee of $60,000 per Portfolio annually, except that during the first two years of the agreement minimum aggregate fees for each Portfolio, corresponding Fund and any other fund investing in the Portfolio, taken together, of $75,000 for the first year of the Portfolio's operation and $125,000 for the second year, will be paid to the Operations Agent and the Administrator.

From the Portfolios' commencement of operations through August 31, 1998, the Operations Agent earned operations agency fees as follows:

                       COMMENCEMENT      OPERATIONS
PORTFOLIO              OF OPERATIONS      AGENT FEE

Top 50 World Portfolio    10/2/97         $67,036
Top 50 Europe Portfolio   10/2/97          66,445
Top 50 Asia Portfolio    10/14/97          61,738
Top 50 US Portfolio       10/2/97          66,335
Provesta Portfolio       10/17/97          64,498
Investa Portfolio        10/17/97          65,197
Japanese Equity Portfolio10/20/97          65,332
Global Bond Portfolio    10/15/97          65,603
European Bond Portfolio  10/17/97          65,157

ADMINISTRATIVE AGENT

Under an administration agreement with the Portfolio Trust ("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolios ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolios, IBT (Cayman) (i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budget; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains an investor register.

The Administration Agreement between the Portfolio Trust and IBT (Cayman) (dated July 28, 1997) with respect to each Portfolio has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Administration Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

The Portfolio Trust has entered into an administrative agreement with IBT (Cayman). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

From the Portfolios' commencement of operations through August 31, 1998, the Administrative Agent earned feesAdministrative Agency fees as follows:


                       COMMENCEMENT     ADMINISTRATIVE
PORTFOLIO              OF OPERATIONS       AGENT FEE

Top 50 World Portfolio    10/2/97         $36,556
Top 50 Europe Portfolio   10/2/97          36,556
Top 50 Asia Portfolio    10/14/97          35,112
Top 50 US Portfolio       10/2/97          36,556
Provesta Portfolio       10/17/97          34,889
Investa Portfolio        10/17/97          34,889
Japanese Equity Portfolio10/20/97          34,445
Global Bond Portfolio    10/15/97          35,111
European Bond Portfolio  10/17/97          34,889

DISTRIBUTOR

The distribution agreement (the "Distribution Agreement") (dated July 28, 1997) between the Corporation and Edgewood Services, Inc. (the "Distributor") remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the related Fund, or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to such Distribution Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically if assigned by either party thereto and is terminable with respect to each Fund at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund (see "Additional Information"). The Distribution Agreement is terminable with respect to each Fund by the Corporation's Directors or shareholders of a Fund on 60 days' written notice to Edgewood. The Agreement is terminable by the Distributor on 90 days' written notice to the Corporation.

The Distributor is not obligated to sell any specific number of Sharess. Under a plan adopted in accordance with Rule 12b-1 of the 1940 Act on July 28, 1997 (and amended on July 13, 1998), Class B Shares and Class C Shares are subject to a distribution plan (the "Distribution Plan") and Class A Shares, Class B Shares and Class C Shares are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares and Class C Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Fund represented by Class B Shares and Class C Shares to finance any activity which is principally intended to result in the sale of Class B Shares and Class C Shares of the Fund subject to the Distribution Plan. A report of the amounts expended pursuant to the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors of the Corporation for review at least quarterly.

From the Funds' commencement of operations through August 31, 1998, the Distributor earned service fees as follows:


                       COMMENCEMENT
FUNDS                  OF OPERATIONS      SERVICE FEE

Top 50 World              10/2/97        $    226
Top 50 Europe             10/2/97           2,049
Top 50 Asia              10/14/97             112
Top 50 US                 10/2/97           3,444
European Mid-Cap Fund    10/17/97           2,973
German Equity Fund       10/17/97             415
Japanese Equity Fund     10/20/97              61
Global Bond Fund         10/15/97             113
European Bond Fund       10/17/97              60

The Distribution Plan provides that it may not be amended to increase materially the costs which a Fund may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Directors of the Corporation, and by the Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreement and are not "interested persons" (as defined in the 1940 Act) of the Corporation ("Qualifying Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the Distribution Plan is in effect, the selection and nomination of the Directors of the Corporation have been committed to the discretion of the Qualifying Directors. The Distribution Plan has been approved, and is subject to annual approval, by the Directors of the Corporation and the Qualifying Directors, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Qualifying Directors voted to approve the Distribution Plan at meetings held on July 28, 1997 and July 13, 1998. The Distribution Plan is separately terminable with respect to the Class B Shares or Class C Shares of a Fund at any time by a vote of a majority of the Qualifying Directors or by vote of the holders of a majority of the respective Class B Shares or Class C Shares of that Fund.

TRANSFER AGENT, CUSTODIAN, AND FUND ACCOUNTANT

Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for each Fund ("Transfer Agent" and "Dividend Disbursing Agent"). As Transfer Agent and Dividend Disbursing Agent, Federated Shareholder Services Company is responsible for maintaining account records detailing the ownership of Fund Shares and for crediting income, capital gains and other changes in Share ownership to shareholder accounts. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116 acts as the custodian of each Fund's and each Portfolio's assets ("Custodians"). Pursuant to the Custodian Contract with the Portfolio Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolios including (i) calculation of the daily net asset value for the Funds and the Portfolios; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring each Fund's and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

INDEPENDENT ACCOUNTANTS

The independent accountants of the Corporation and the Portfolio Trust are PricewaterhouseCoopers LLP (formerly, Price Waterhouse LLP), 1177 Avenue of the Americas, New York, NY 10036. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for each Fund or Portfolio, as the case may be.

PURCHASE OF SHARES

Except under certain circumstances described in a Fund's Prospectus, Shares are sold at their net asset value (plus a sales charge on Class A Shares only) on days the New York Stock Exchange ("NYSE") is open for business. The procedure for purchasing Shares is explained in each Prospectus under "Purchase of Shares."

Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Shareholder orders will be priced at a Fund's net asset value next computed after they have been accepted by an authorized broker or the broker's authorized designee.

CONVERSION TO FEDERAL FUNDS

It is each Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

PURCHASING SHARES WITH SECURITIES

Each Fund may accept securities in exchange for its Shares. Each Fund will allow such exchanges only upon the prior approval of the Fund and a determination by the Fund and its Adviser(s) that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of the Fund and must have a readily ascertainable market value. The market value of any securities exchanged in an initial investment, plus any cash, must be at least equal to the minimum investment in the Fund.

Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. The basis of the exchange will depend on the net asset value of Fund Shares on the day the securities are valued. One Share of the Fund will be issued for the equivalent amount of securities accepted.

Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

If an exchange is permitted, it will be treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Fund Shares, a gain or loss may be realized by the investor.

REDEMPTION OF SHARES

Each Fund redeems Shares at the next computed net asset value, less any applicable contingent deferred sales charge, after a Fund receives the redemption request. Redemption procedures are explained in each Fund's Prospectus under "Redemption of Shares." Although the Transfer Agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

Class B Shares redeemed within six years of purchase and applicable Class A Shares and Class C Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the Distributor to the financial institution for services rendered, and the length of time the investor remains a shareholder in a Fund. Should Financial Intermediaries elect to receive an amount less than the fee that is stated in a Fund's Prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

Since portfolio securities of each Portfolio may be traded on foreign exchanges which trade on Saturdays or on holidays on which a Fund will not make redemptions, the net asset value of each class of Shares of a Fund may be significantly affected on days when shareholders do not have an opportunity to redeem their Shares.

REDEMPTION IN KIND

Although the Corporation intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the respective Fund's portfolio. In such a case, the portfolio instruments to be distributed as redemption proceeds would be valued in the same way as the Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Directors of the Corporation and Trustees of the Portfolio deem fair and equitable. To the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE

The Systematic Withdrawal Program permits the shareholder to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the contingent deferred sales charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Amounts that exceed the 12% annual limit for redemption, as described, will be subject to the contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the 12 month holding requirement for any new Class B Shares received through an exchange will include the period for which the exchanged Class B Shares were held. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share account values will not be aggregated.

EXCHANGE OF SHARES

An investor may exchange Shares from any series of the Deutsche Funds, Inc. (a "Deutsche Fund") into any other Deutsche Fund, as described under "Exchange of Shares" in each Fund's Prospectus. For complete information, the prospectus as it relates to each Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of a Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Corporation reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

Each Fund computes its net asset value once daily on Monday through Friday as described under "Net Asset Value" in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, each Fund and its corresponding Portfolio would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Fund's business days.

The net asset value of a Fund is equal to the value of such Fund's investment in its corresponding Portfolio (which is equal to that Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities.

FIXED INCOME SECURITIES

The fixed income portion of the Portfolios and portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or at the average of readily available closing bid and asked prices in the over-the-counter market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by a Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees of the Portfolio Trust. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method.

OTHER SECURITIES

The value of investments listed on a U.S. securities exchange, other than options on stock indexes, is based on the last sale prices on the NYSE generally at 4:00 p.m. (U.S. Eastern time) or, in the absence of recorded sales, at the average of readily available closing bid-and-asked prices on such exchange. Securities listed on a foreign exchange considered by the Adviser to be a primary market for the securities are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities, and securities for which the Adviser determines the listing exchange is not a primary market, are valued at the average of the quoted bid-and-asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

Options on stock indexes traded on U.S. national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m. (U.S. Eastern time). Stock index futures and related options, which are traded on U.S. futures exchanges, are valued at their last sales price as of the close of such futures exchanges which is currently 4:15 p.m. (U.S. Eastern time). Options, futures contracts and warrants traded on a foreign stock exchange or on a foreign futures exchange are valued at the last price available before the time when the net assets are valued. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees of the Portfolio Trust. Such procedures include the use of independent pricing services that use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days on which the NYSE is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

From time to time, a Fund may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for a Fund may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See also "Management of the Corporation and the Portfolio Trust -- Performance Information" in the Prospectus.

TOTAL RETURN QUOTATIONS

As required by regulations of the SEC, the annualized total return of a Fund for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by a Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

Average annual total return for each class of Shares of the Funds is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the net asset value per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

Any applicable contingent deferred sales charge ("CDSC") is deducted from the ending value of the investment based on the lesser of the original purchase price or the net asset value of Shares redeemed.

Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

The Funds' total return based on offering price for Class A Shares and Class B Shares for the period from commencement of operations through August 31, 1998 were:

                                           TOTAL RETURN     TOTAL RETURN
                          COMMENCEMENT         WITH            WITHOUT
FUND                      OF OPERATIONS   SALES LOAD/CDSC  SALES LOAD/CDSC

Top 50 World - Class A       10/2/97           -6.65%          -1.20%
Top 50 World - Class B       5/4/98           -15.79%         -11.36%
Top 50 Europe - Class A      10/2/97           -1.49%           4.24%
Top 50 Europe - Class B      3/30/98          -11.46%          -6.80%
Top 50 Asia - Class A       10/14/97          -38.17%         -34.56%
Top 50 Asia - Class B        5/5/98           -29.47%         -25.76%
Top 50 US - Class A          10/2/97           -4.59%           0.96%
Top 50 US - Class B          3/18/98          -16.70%         -12.32%
European Mid-Cap Fund - Class A10/17/97         7.50%          13.76%
European Mid-Cap Fund - Class B3/30/98         -4.60%           0.40%
German Equity Fund - Class A10/17/97            9.32%          15.68%
German Equity Fund - Class B 3/16/98           -3.96%           1.04%
Japanese Equity Fund - Class A10/20/97        -25.53%         -21.20%
Japanese Equity Fund - Class B8/10/98          -7.96%          -3.12%
Global Bond Fund - Class A  10/15/97           -0.83%           3.85%
European Bond Fund - Class A10/17/97            1.38%           6.17%
European Bond Fund - Class B 6/25/98           -1.56%           3.44%

There is no similar performance information to report for Class B Shares of the Global Bond Fund through August 31, 1998 since there were no public sales. Class C Shares of the Funds were not available prior to September 1, 1998.

YIELD

The yield for each class of Shares of the Funds is determined by dividing the net investment income per Share (as defined by the SEC) earned by any class of Shares over a 30-day period by the maximum offering price per Share of the respective class on the last day of the period. This value is annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to the shareholders.

To the extent that Financial Intermediaries and broker-dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees.

The yields for the Class A Shares of the Global Bond Fund and Class A Shares and Class B Shares of the European Bond Fund for the thirty-day period ended August 31, 1998, were 3.62%, 3.20% and 2.65%, respectively. There is no similar performance information to report for Class B Shares of the Global Bond Fund through August 31, 1998 since there were no public sales. Class C Shares of the Funds were not available prior to September 1, 1998.

GENERAL

The performance of each of the classes of Shares will vary from time to time depending upon market conditions, the composition of a Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising a Fund's Shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

     INFORMATION AND COMPARISONS RELATING TO THE FUNDS, SECONDARY MARKET TRADING, NET ASSET SIZE, PERFORMANCE AND TAX TREATMENT

Information regarding various aspects of each Fund, including the net asset size thereof, as well as the performance and the tax treatment of Fund Shares, may be included from time to time in advertisements, sales literature and other communications as well as in reports to current or prospective investors.

Information may be provided to prospective investors to help such investors assess their specific investment goals and to aid in their understanding of various financial strategies. Such information may present current economic and political trends and conditions and may describe general principles of investing such as asset allocation, diversification and risk tolerance, as well as specific investment techniques.

Information regarding the net asset size of a Fund may be stated in communications to prospective or current investors for one or more time periods, including annual, year-to-date or daily periods. Such information may also be expressed in terms of the total number of Fund Shares outstanding as of one or more time periods. Factors integral to the size of a Fund's net assets, such as the volume and activity of purchases and redemptions of Fund Shares, may also be discussed, and may be specified from time to time or with respect to various periods of time. Comparisons of such information during various periods may also be made and may be expressed by means of percentages.

Information may be provided to investors regarding capital gains distributions by the Funds, including historical information relating to such distributions. Comparisons between the Funds and other investment vehicles such as mutual funds may be made regarding such capital gains distributions, including the expected effects of differing levels of portfolio adjustments on such distributions and the potential tax consequences thereof.

Information may also be provided in communications to prospective or current investors comparing and contrasting the relative advantages of investing in Fund Shares as compared to other investment vehicles, such as mutual funds, both on an individual and a group basis (e.g., stock index mutual funds). Such information may include comparisons of costs, expense ratios, expressed either in dollars or basis points, stock lending activities, permitted investments and hedging activities (e.g., engaging in options or futures transactions), price volatility and portfolio turnover data and analyses. In addition, such information may quote, reprint or include portions of financial, scholarly or business publications or periodicals, including model allocation schedules or portfolios as the foregoing relate to the comparison of Fund Shares to other investment vehicles, current economic financial and political conditions, investment philosophy or techniques or the desirability of owning Fund Shares. Such information may be provided both before and after deduction of sales charges.

Information on the performance of a Fund on the basis of changes in net asset value per Fund Share, with or without reinvesting all dividends and/or any distributions of capital in additional Fund Shares, may be included from time to time in a Fund's performance reporting. The performance of a Fund may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt fund) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures, or of the NYSE Composite Index, the American Stock Exchange Index (indices of stocks traded on the NYSE and the American Stock Exchange, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks), any widely recognized foreign stock and bond index or similar measurement standards during the same period of time.

Information relating to the relative net asset value performance of Fund Shares may be compared against a wide variety of investment categories and asset classes, including common stocks, small capitalization stocks, ADRs, long and intermediate term corporate and government bonds, Treasury bills, futures contracts, the rate of inflation in the United States (based on the Consumer Price Index ("CPI") or other recognized indices) and other capital markets and combinations thereof. Historical returns of the capital markets relating to a Fund may be provided by independent statistical studies and sources, such as those provided to Ibbotson Associates. The performance of these capital markets is based on the returns of different indices. Information may be presented using the performance of these and other capital markets to demonstrate general investment strategies. So, for example, performance of Fund Shares may be compared to the performance of selected asset classes such as short-term U.S. Treasury bills, long-term U.S. Treasury bonds, long-term corporate bonds, mid-capitalization stocks, small capitalization stocks and various classes of foreign stocks and may also be measured against the rate of inflation as set forth in well-known indices (such as the CPI). Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. Performance of Fund Shares may also be compared to that of other indices or compilations that may be developed and made available to the investing public in the future. Of course, such comparisons will only reflect past performance of Fund Shares and the investment categories, indices or compilations chosen and no guarantees can be made of future results regarding the performance of either Fund Shares or the asset classes chosen for such comparisons.

Comparative performance information may be used from time to time in advertising each Fund's Shares. The performance of the:

 European Mid-Cap Fund may be compared to the DAX Composite Index ("CDAX"),
   Financial Times ("FT")/Standard & Poor's Medium-Small Cap Europe Index, Deutscher Aktien Index ("DAX"), DSX Mid- Cap, and the Morgan Stanley Capital Index ("MSCI") - Europe Index;

     German Equity Fund may be compared to the DAX, CDAX, MSCI-Germany Index, and the FT-Europe Index;

 Japanese Equity Fund may be compared to the Tokyo Price Index ("TOPIX"), Nikkei-225 Index, and the MSCI Japan Index;

     Global Bond Fund may be compared to the JPM Global Government Bond Index, and the Salomon Brothers World Government Bond Index;

     European Bond Fund may be compared to the JPM European Government Bond Index, Salomon Brothers European World Government Bond Index, and the EFFAS Government Bond Index;

 Top 50 World may be compared to the MSCI-World Index;

 Top 50 Europe may be compared to the MSCI-Europe Index;

     Top 50 Asia may be compared to the MSCI Pacific Index and MSCI Pacific ex Japan Index;

 Top 50 US may be compared to Standard & Poor's 500 Index.

Each index is an unmanaged index of common security prices, converted into U.S. dollars where appropriate. Any index selected by a Fund for information purposes may not compute total return in the same manner as the Funds and may exclude, for example, dividends paid, brokerage and other fees.

Information comparing the portfolio holdings relating to a particular Fund, with those of relevant stock indices or other investment vehicles, such as mutual funds or futures contracts, may be advertised or reported by the Fund. Equity analytic measures, such as price/earnings ratio, price/book value and price/cash flow and market capitalizations, may be calculated for the portfolio holdings and may be reported on an historical basis or on the basis of independent forecasts.

Information may be provided by a Fund on the total return for various composites of the different Funds. These composite returns might be compared to other securities or indices utilizing any of the comparative measures that might be used for the individual Fund, including correlations, standard deviation, and tracking error analysis.

Past results may not be indicative of future performance. The investment return and net asset value of Shares of each Fund will fluctuate so that the Shares, when redeemed, may be worth more or less than their original cost.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. For example, such advertisements and/or sales literature may include statements such as the following, setting forth the Manager's views on certain trends and/or opportunities: European companies are among the world's strongest, from which an investor could derive potential benefits by investing in high-quality European companies with strong balance sheets; Europe's stock markets are growing quickly because Europeans are turning to equities, seeking higher long-term return potential, which creates opportunities for non-European investors; the advent of the European Monetary Union, and the resultant single currency is expected to spur dramatic change by galvanizing Europe into a single, globally competitive economy; and European companies are working to improve shareholder value through restructuring aimed at operating more efficiently and meeting performance targets. Such discussions may also take the form of commentary on these developments by Fund or Portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

PORTFOLIO TRANSACTIONS

The Portfolio Trust trades securities for a Portfolio if it believes that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective. Changes in a Portfolio's investments are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for a Portfolio are made by its portfolio manager who is an employee of the Adviser. The portfolio manager may serve other clients of the Adviser in a similar capacity.

The primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolios and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Portfolio's securities in so-called tender or exchange offers.

In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser seeks for each Portfolio in its best judgment, prompt execution in an effective manner at the most favorable price. Subject to this requirement of seeking the most favorable price, securities may be bought from or sold to broker-dealers who have furnished statistical, research and other information or services to the Adviser or the Portfolio, subject to any applicable laws, rules and regulations.

The investment advisory fee that each Portfolio pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

In certain instances there may be securities that are suitable as an investment for a Portfolio as well as for one or more of the Adviser's other clients. Investment decisions for the Portfolios and for the Adviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Portfolio. When purchases or sales of the same security for a Portfolio and for other portfolios managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolios in the purchase and sale of portfolio securities or futures transactions when, in the judgement of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers for the Portfolios, Deutsche Bank AG may receive brokerage commissions or other transaction-related compensation from the Portfolios.

For the fiscal year ended August 31, 1998, the Portfolios paid $52,582.83 in brokerage commissions to Deutsche Bank AG, an affiliated broker, which represents 12.42% of the aggregate brokerage commissions paid and 16.06% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 1998, the Portfolios paid $46,008.34 in brokerage commissions to Deutsche Bank Securities, New York, an affiliated broker, which represents 10.87% of the aggregate brokerage commissions paid and 21.13% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 1998, the Portfolios paid $8,815.65 in brokerage commissions to Morgan Grenfell Asia Securities, Ltd., an affiliated broker, which represents 2.08% of the aggregate brokerage commissions paid and 2.06% of the aggregate principal amount of trades by affiliated brokers.

For the fiscal year ended August 31, 1998, the Portfolios paid $2,937.36 in brokerage commissions to Deutsche Morgan Grenfell, an affiliated broker, which represents 0.69% of the aggregate brokerage commissions paid and 0.78% of the aggregate principal amount of trades by affiliated brokers.

PORTFOLIO TURNOVER

The Adviser does not anticipate that portfolio turnover will result in adverse tax consequences. However, the relative performance of the Portfolios' investments may make a realignment of the Portfolios' portfolios desirable from time to time. The frequency of such portfolio realignments will be determined by market conditions. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly.

For the period from October 2, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Top 50 World Portfolio was 125%. The portfolio turnover rate is representative of only 11 months of activity.

For the period from October 2, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Top 50 Europe Portfolio was 27%. The portfolio turnover rate is representative of only 11 months of activity.

For the period from October 14, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Top 50 Asia Portfolio was 54%. The portfolio turnover rate is representative of only 10 months of activity.

For the period from October 2, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Top 50 US Portfolio was 24%. The portfolio turnover rate is representative of only 11 months of activity.

For the period from October 17, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Provesta Portfolio was 82%. The portfolio turnover rate is representative of only 10 months of activity.

For the period from October 17, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Investa Portfolio was 93%. The portfolio turnover rate is representative of only 10 months of activity.

For the period from October 20, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Japanese Equity Portfolio was 95%. The portfolio turnover rate is representative of only 10 months of activity.

For the period from October 15, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the Global Bond Portfolio was 43%. The portfolio turnover rate is representative of only 10 months of activity. For the period from October 17, 1997 (commencement of operations) to August 31, 1998, the portfolio turnover rate of the European Bond Portfolio was 177%. The portfolio turnover is representative of only 10 months of activity.

TAXES

THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PROSPECTUS ENTITLED "DIVIDENDS AND DISTRIBUTIONS" AND "TAXES."

UNITED STATES TAXATION

    GENERAL

      Each Fund intends to qualify and intends to remain qualified as a regulated investment company (a "RIC") under Subchapter M of the Code. As a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i)at least 50% of the value of the Fund's total assets is represented by cash, U.S. government securities, investments in other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs). As a RIC, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed. Investors should consult their tax adviser for further details.

      A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specific percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

      Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 so long as the dividend is actually paid by the Fund during January of the following calendar year.

      If a Portfolio purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund may be subject to U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by the Fund as a dividend to its shareholders. If the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirement set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to the Fund. Under new legislation, effective for the Funds' taxable years beginning after December 31, 1997, the Fund may instead elect to mark-to-market the shares annually, in which case the interest charge described in the first sentence above would not apply.

      Gains or losses attributable to disposition of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses, if any, on the disposition of debt securities held by a Portfolio and denominated in foreign currency are also treated as ordinary income or loss to the extent such gains or losses are attributable to fluctuations in exchange rates between the acquisition and disposition dates. These gains and losses increase or decrease the amount of the Fund's net investment income available for distribution rather than its net capital gains.

      Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by a Portfolio on forward currency contracts, options and futures contracts or on the underlying securities.

      Dividends paid from net investment income will generally be taxable to a shareholder as ordinary income. Regardless of the length of time a shareholder has held his Shares, distributions designated as being from a Fund's net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxable as such. Distributions in excess of a Fund's current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of the shareholder's basis in his Shares and as a capital gain thereafter.

    FOREIGN TAXES

      As set forth in the Prospectus under "Taxes," the Funds are expected to be subject to foreign withholding and other taxes with respect to income received from sources within certain foreign countries. Each Fund (except the Top 50 US) that is liable for foreign income taxes, including such withholding taxes, expects to meet the requirements of the Code for "passing through" to its shareholders the foreign taxes paid, but there can be no assurance that it will be able to do so. Under the Code, if more than 50% of the value of a Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, its corresponding Fund may elect to treat the proportionate share of foreign income taxes paid by the Fund as paid directly by the Fund's shareholders. If the Fund elects to pass through foreign taxes to the shareholders, no deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions and no deduction is available in computing an individual shareholder's alternative minimum tax liability. A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Fund from its foreign source net investment income will be treated as foreign source income. A Portfolio's gains and losses from the sale of securities will generally be treated as derived from U.S. sources and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Portfolio that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of his proportionate share of the foreign income taxes paid by a Portfolio.

      Under new legislation the foreign tax credit for taxes withheld with respect to dividends received by a Portfolio would be disallowed if the Portfolio has not held the shares of the foreign corporation for a 16-day period (or 46-day period in the case of preferred shares) overlapping the dividend payment date and during which the Portfolio is not protected from risk of loss. If the Fund elects to pass through foreign taxes to the shareholders, such credit would be denied where the shareholder of the Fund does not satisfy the above holding requirement with respect to its Shares in the Fund.

      The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

    STATE AND LOCAL TAXES

      Each Fund may be subject to state or local taxes in jurisdictions in which that Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. For example, a portion of the dividends received by shareholders may be subject to state income tax. Shareholders should consult their own tax advisors with respect to any state or local taxes.

    FOREIGN SHAREHOLDERS

      Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses to a shareholder who, as to the United States, is a non-resident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions of net long-term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a non-resident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

      In the case of a foreign shareholder who is a nonresident alien individual and who is not otherwise subject to withholding as described above, a Fund may be required to withhold U.S. federal income tax at the rate of 31% unless IRS Form W-8 is provided. See "Taxes" in the Prospectus. Transfers by gift of Shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of Shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.

    REPORTS TO SHAREHOLDERS

      The Fund will make annual reports of the federal income tax status of distributions to owners of Shares. Such reports will set forth the dollar amounts of dividends from net investment income and long-term capital gains and, if the Fund elects to pass through foreign taxes, the shareholder's portion of the foreign income taxes paid to each country and the portion of the dividends that represents income derived from sources within each country.

      The foregoing discussion is based on U.S. federal tax laws in effect on the date hereof. These laws are subject to change by legislative or administrative action, possibly with retroactive effect.

      THE FOREGOING DISCUSSION IS A SUMMARY ONLY AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS IN SHARES OF A FUND SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE TAX CONSEQUENCES OF INVESTING IN SUCH SHARES, INCLUDING THE CONSEQUENCES UNDER STATE, LOCAL AND OTHER TAX LAWS.

DESCRIPTION OF SHARES

The Corporation is an open-end management investment company organized as a Maryland corporation on May 22, 1997. The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 shares of common stock, par value $0.001 per share, of which 250,000,000 shares have been classified as Shares of each Fund. The Corporation currently consists of eleven such series and two classes of Shares for 10 of the Funds known as Class A Shares and Class B Shares. Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.

Shareholders are entitled to one vote for each Share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights (except the automatic conversion of Class B Shares into Class A Shares as discussed in the Prospectus under "Purchase of Shares"). Shares, when issued, are fully paid and non-assessable.

Stock certificates are not issued by the Corporation except upon written request. No certificates will be issued for fractional Shares.

The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or Officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Interests in a Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in a Portfolio.

ADDITIONAL INFORMATION

As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" (as defined in the 1940
Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent accountants.

A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE or foreign stock exchange is closed for other than weekends and holidays or when regular trading on such exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Telephone calls to any Fund, the Transfer Agent, the Distributor, or Financial Intermediaries with respect to shareholder servicing may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Corporation's Registration Statement filed with the SEC under the 1933 Act and the Corporation's and the Portfolio Trust's Registration Statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for Class A Shares and Class B Shares (except for the Global Bond Fund) of the Funds for the period from commencement of operations through August 31, 1998 are incorporated herein by reference to the Annual Reports of the Funds dated August 31, 1998 (File Nos. 333-7008 and 811-8227). A copy of each such report will be provided without charge to each person receiving this Statement of Additional Information. Class B Shares of the Global Bond Fund did not have any operations through August 31, 1998. Class C Shares were not offered before September 1, 1998.

APPENDIX A

FUNDS AND CORRESPONDING PORTFOLIOS

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in the corresponding non-diversified, open-end management investment company (each, a "Portfolio" and collectively the "Portfolios") listed below:

TOP 50 WORLD--Top 50 World Portfolio (US Dollar), ("Top 50 World Portfolio")

TOP 50 EUROPE--Top 50 Europe Portfolio (US Dollar), ("Top 50 Europe Portfolio")

TOP 50 ASIA--Top 50 Asia Portfolio (US Dollar), ("Top 50 Asia Portfolio")

TOP 50 US--Top 50 US Portfolio (US Dollar), ("Top 50 US Portfolio"), (collectively, the "Top 50 Funds"), (collectively, the "Top 50 Portfolios")

EUROPEAN MID-CAP FUND--Provesta Portfolio (US Dollar), ("Provesta Portfolio")

GERMAN EQUITY FUND--Investa Portfolio (US Dollar), ("Investa Portfolio")

JAPANESE EQUITY FUND--Japanese Equity Portfolio (US Dollar), ("Japanese Equity Portfolio"), (collectively with the Top 50 Funds, the "Equity Funds"), (collectively with the Top 50 Portfolios, the "Equity Portfolios")

GLOBAL BOND FUND--Global Bond Portfolio (US Dollar), ("Global Bond Portfolio")

     EUROPEAN BOND FUND--European Bond Portfolio (US Dollar), ("European Bond Portfolio"), (collectively, the Bond Funds), (collectively, the Bond Portfolios)

APPENDIX B--DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

AAA--Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.


A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

MOODY'S CORPORATE AND MUNICIPAL BONDS

AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED THEREIN AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER BY ANY FUND OR BY THE DISTRIBUTOR TO SELL OR SOLICIT ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS OR THE DISTRIBUTOR TO MAKE SUCH OFFER IN SUCH JURISDICTIONS.















                         DEUTSCHE US MONEY MARKET FUNDS
                    CLASS A AND CLASS B FUND AND CLASS Y FUND

                       STATEMENT OF ADDITIONAL INFORMATION










The Deutsche US Money Market Fund (the "Class A and Class B Fund") and the Deutsche Institutional US Money Market Fund (the "Class Y Fund") (individually, a "Fund" and collectively, the "Funds"), each a series of the Deutsche Funds, Inc. (the "Corporation"), a management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The investment objective of each Fund is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

The Corporation seeks to achieve the investment objective of each Fund by investing all of the Fund's investable assets in US Money Market Portfolio (US Dollar) (the "Portfolio"), a Maryland corporation incorporated on May 22, 1997, and a diversified, open-end management investment company. The Portfolio pursues its investment objective by investing in high quality, short-term money market instruments.

The Portfolio is a series of the Deutsche Portfolios (the "Portfolio Trust"), an open-end investment company organized as a trust under the laws of the State of New York. The Portfolio has the same investment objective as the Funds. There can be no assurance that the Funds or the Portfolio will achieve their investment objective.

The Class A and Class B Fund offers two classes of shares, Class A Shares and Class B Shares (individually and collectively referred to as "Shares" as the context may require). Class A Shares are offered at net asset value; Class B Shares are designed primarily for temporary investment as part of a special investment program in Class B Shares, and unlike shares of most money market funds, are offered at net asset value, but with a declining contingent deferred sales charge on redemptions made within six years.

Deutsche Fund Management, Inc. ("DFM"), a registered investment adviser and an indirect subsidiary of Deutsche Bank AG, a major global financial institution, is the investment manager (the "Manager") of the Portfolio. Deutsche Bank Securities Investment Management Inc. is the investment adviser (the "Adviser") of the Portfolio. This Statement of Additional Information is not a prospectus and should be read in conjunction with the Funds' Prospectus dated October 31, 1998, a copy of which may be obtained from the Corporation at the address noted below.

5800 CORPORATE DRIVE
PITTSBURGH, PA 15237-7010


                                         The date of this Statement of
Additional Information is October 31, 1998.
G02179-07 (10/98)

TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES     1
  Loans of Portfolio Securities       1

INVESTMENT RESTRICTIONS               1
  Non-Fundamental Investment Restrictions 2
  Percentage and Rating Restrictions  2

DIRECTORS, TRUSTEES, AND OFFICERS     3
  Directors of the Corporation and Trustees of
    the Portfolio Trust               3
  Officers of the Corporation and the Portfolio
    Trust (unless otherwise noted)    4
  Compensation Table--Directors of the
    Corporation and Trustees of the Portfolio
    Trust                             6
  Fund Ownership                      6

MANAGER                               7

ADVISER                               7

ADMINISTRATOR                         8

OPERATIONS AGENT                      9

ADMINISTRATIVE AGENT                  9

DISTRIBUTOR                          10

TRANSFER AGENT, CUSTODIAN AND FUND
   ACCOUNTANT                        10

INDEPENDENT ACCOUNTANTS              11

PURCHASE OF SHARES                   11
  Conversion to Federal Funds        11



REDEMPTION OF SHARES                 11
  Redemption in Kind                 11
  Systematic Withdrawal Program      11

EXCHANGE OF SHARES                   12

NET ASSET VALUE                      12

PERFORMANCE DATA                     13
  Yield                              13
  General                            13
  Economic and Market Information    14

PORTFOLIO TRANSACTIONS               14

TAXES                                14
                                     --
  United States Taxation             14
  State and Local Taxes              15

DESCRIPTION OF SHARES                15

ADDITIONAL INFORMATION               16

FINANCIAL STATEMENTS                 16

BOND, NOTE, AND COMMERCIAL PAPER RATINGS  17

STATEMENT OF ASSETS AND LIABILITIES  18

NOTES TO FINANCIAL STATEMENTS        19

REPORT OF INDEPENDENT ACCOUNTANTS    20

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Funds' Prospectus concerning the investment objective, policies and techniques of the Portfolio.

LOANS OF PORTFOLIO SECURITIES

Securities of the Portfolio may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Portfolio any income accruing thereon, and cash collateral may be invested for the Portfolio, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Portfolio in the normal settlement time, currently three business days after notice, or by the borrower on one day's notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its investors. Reasonable finders' and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Portfolio.

INVESTMENT RESTRICTIONS

The investment restrictions of the Funds and the Portfolio are identical, unless otherwise specified. Accordingly, references below to the Funds also include the Portfolio unless the context requires otherwise; similarly, references to the Portfolio also include the Funds unless the context requires otherwise.

The investment restrictions below have been adopted by the Corporation with respect to the Funds as indicated and by the Portfolio Trust with respect to the Portfolio as indicated. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of a Fund or the Portfolio, as the case may be. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities except as otherwise noted. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of the Portfolio, the Corporation will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any Securities and Exchange Commission ("SEC") or SEC staff interpretations thereof are amended or modified, each Fund and the Portfolio may not (except that the Corporation may invest all of each Fund's assets in the Portfolio):

(1)enter into repurchase agreements with more than seven days to maturity if, as a result thereof, more than 10% of the market value of its net assets would be invested in such repurchase agreements together with any other investment for which market quotations are not readily available;

(2)enter into reverse repurchase agreements which, including any borrowings under Investment Restriction No. 3, exceed, in the aggregate, one-third of the market value of its total assets, less liabilities other than obligations created by reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, it will, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe, reduce the amount of the obligations created by reverse repurchase agreements to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of its assets;

(3)borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of its total assets, taken at cost, at the time of such borrowing; mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of its net assets at the time of such borrowing. Neither the Portfolio nor the Corporation on behalf of the Funds, as the case may be, will purchase securities while borrowings exceed 5% of its total assets. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and does not apply to reverse repurchase agreements;

(4)enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets, less liabilities other than obligations created by when-issued commitments;

(5)purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of such investments in such industry would equal or exceed 25% of the value of its total assets. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. government securities and negotiable certificates of deposit, fixed time deposits and bankers' acceptances of U.S. branches of U.S. banks and U.S. branches of non-U.S. banks that are subject to the same regulation as U.S. banks;

(6)purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of its total assets would be invested in securities or other obligations or any one such issuer. This limitation does not apply to issues of the U.S. government, its agencies or instrumentalities;

(7)make loans, except through the purchase or holding of debt obligations, repurchase agreements or loans of portfolio securities in accordance with its investment objective and policies (see "Investment Objective and Policies");

(8)purchase or sell puts, calls, straddles, spreads, or any combinations thereof; real estate; commodities; commodity contracts or interests in oil, gas or mineral exploration or development programs. However, bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts may be purchased;

(9)purchase securities on margin, make short sales of securities or maintain a short position, provided that this restriction is not deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

(10) invest in fixed time deposits with a duration of over seven calendar days, or in fixed time deposits with a duration of from two business days to seven calendar days if more than 10% of its total assets would be invested in such deposits;

(11) acquire securities of other investment companies;

(12)  act as an underwriter of securities; or

(13) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

In order to comply with certain federal statutes and policies neither the Portfolio nor the Funds may as a matter of operating policy (except that each Fund may invest all of its assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the
Fund): (i) borrow money at any time at which the amount of its borrowings exceed 5% of its total assets (taken at market value), (ii) purchase securities issued by any investment company if such purchase at the time thereof would cause more than 5% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer, would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuer and all other investment companies or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it, or (iii) invest more than 10% of its net assets in securities (valued at the greater of cost or market value) that are subject to legal or contractual restrictions on resale or in securities which are not readily marketable, including repurchase agreements and fixed time deposits having maturities of more than 7 days, provided that there is no limitation with respect to or arising out of investment in (a) securities that have legal or contractual restrictions on resale but have a readily available market or (b) securities that are not registered under the Securities Act but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. These policies are not fundamental and may be changed without shareholder or investor approval in response to changes in the various federal requirements.

PERCENTAGE AND RATING RESTRICTIONS

Except with respect to Fundamental Investment Restriction No. 2 and Non-Fundamental Investment Restriction (iii) above and the limitation on the Portfolio's obligations created by reverse repurchase agreements described in the Prospectus under "Investment Objectives, Policies and Restrictions--Reverse Repurchase Agreements," a percentage or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities or a later change in the rating of a portfolio security is not considered a violation of policy. If the Funds' and the Portfolio's investment restrictions relating to any particular investment practice or policy are not consistent, the Portfolio has agreed with the Corporation, on behalf of the Funds, that the Portfolio will adhere to the more restrictive limitation.

The Funds will comply with Rule 2a-7 under the 1940 Act, including the eligibility, diversification, quality and maturity limitations imposed by the Rule.

Currently, pursuant to Rule 2a-7, the Funds may invest only in U.S. dollar-denominated "eligible securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an eligible security is a security that (i) has, or is deemed to have, a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity, or remaining deemed maturity, at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description to the ratings of some NRSROs appears in the Appendix attached hereto (See "Bond, Note and Commercial Paper Ratings").

Under Rule 2a-7 each Fund may not invest more than five percent of its assets in the securities of any one issuer other than the United States government, its agencies and instrumentalities. In addition, each Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of NRSROs (a "second tier security") if immediately after the acquisition thereof the Fund would have invested more than (a) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (b) five percent of its total assets in second tier securities.

DIRECTORS, TRUSTEES, AND OFFICERS

The Directors of the Corporation, Trustees of the Portfolio Trust and executive officers of the Corporation and the Portfolio Trust, and their principal occupations during the past five years (although their titles may have varied during the period), business addresses, and birthdates are:

DIRECTORS OF THE CORPORATION AND TRUSTEES OF THE PORTFOLIO TRUST


     Richard R. Burt Chairman of IEP Advisors, Inc. Chairman of the Board of Weirton Steel. Member of the Board of Hollinger International. Member of the Board of Archer Daniels Midland. Member of the Board of Homestake Mining. Director of the Mitchell Hutchins family of funds. Member of the Textron Corporation International Advisory Council. Partner with McKinsey & Company (1991-1994). Previously U.S. Chief Negotiator in the Strategic Arms Reduction Talks (START) with the former Soviet Union, and prior to that was U.S. Ambassador to the Federated Republic of Germany (1985-1991). Amb. Burt's address is IEP Advisors, LLP, 1275 Pennsylvania Avenue NW, 10th Floor, Washington, D.C. 20004, and his birthdate is February 3, 1947.


     Edward C. Schmults Member of the Board of Directors of Green Point Financial Corp. Chairman of the Board of Trustees of The Edna McConnell Clark Foundation. Director of The Germany Fund, Inc. and The Central European Equity Fund, Inc. Senior Vice President-External Affairs and General Counsel of GTE Corporation (prior to 1994). Mr. Schmults' address is Rural Route One, Box 788, Cuttingsville, VT 05738, and his birthdate is February 6, 1931.

     Robert H. Wadsworth President of The Wadsworth Group, First Fund Distributors, Inc. and Guinness Flight Investment Funds, Inc. Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Vice President of Professionally Managed Portfolios and Advisors Series Trust. Mr. Wadsworth's address is 4455 E. Camelback Road, Suite 261 E., Phoenix, AZ 85018, and his birthdate is January 29, 1940.


     Werner Walbroel President and Chief Executive of the German American Chamber of Commerce, Inc. President of European American Chamber of Commerce. Member of the United States German Youth Exchange Council. Director of TUV Rheinland of North America, Inc. President and Director of German American Partnership Program. Director of The Germany Fund, Inc., DB New World Fund, Limited and LDC, and The Central European Equity Fund, Inc. Mr. Walbroel's address is German American Chamber of Commerce, Inc., 40 West 57th Street, New York, NY 10019, and his birthdate is August 28, 1937.


     G. Richard Stamberger* Former Managing Director of Deutsche Bank Securities, Inc. Managing Director of C.J. Lawrence, Inc. (prior to 1993). Mr. Stamberger's address is 921 Fox Hill Lane, Scotch Plains, NJ 07076, and his birthdate is October 24, 1947.


     Christian Strenger* Managing Director of DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since 1991). Director of The Germany Fund, Inc., The New Germany Fund, Inc. and The Central European Equity Fund, Inc. Managing Director of Deutsche Bank Securities Corp. (prior to 1991). Mr. Strenger's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany, and his birthdate is May 28, 1943.



* Is an "interested person" of the Corporation or the Portfolio Trust as that term is defined in the 1940 Act.

OFFICERS OF THE CORPORATION AND THE PORTFOLIO TRUST (UNLESS OTHERWISE NOTED)


Brian A. Lee
President

     President and Managing Director of DFM (since January 1997). Director of Deutsche Bank Trust Company (since 1994). President and Chief Operating Officer of Deutsche Bank Trust Company (1994 - 1997). Director of Deutsche Bank Securities Corp. (1993-1994). Director of Value Line Securities, Inc. (1992-1993). National Director and Head of Retail Sales and Service Division, The Dreyfus Corporation (prior to 1992). Director, Boggy Creek Hole in the Wall Gang Camp for Children. Trustee, Valley Hospital. Director, Capital Sources Board, State of New Jersey. Mr. Lee's birthdate is November 20, 1947.


Joseph Cheung
Treasurer

     Vice President (since 1996), Assistant Vice President (1994-1996) and Associate (1991-1994) of Deutsche Bank Securities Inc. Treasurer of the CountryBaskets SM Index Fund, Inc. (1996-1997). Chief Financial Officer and Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and The New Germany Fund, Inc. (since 1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The Central European Equity Fund, Inc. and The New Germany Fund, Inc. (1993-1997). Mr. Cheung's birthdate is August 30, 1958.

Robert R. Gambee
Secretary

     Director, Deutsche Bank Securities Inc. (since 1992). Chief Operating Officer and Secretary of The Germany Fund, Inc., The Central European Equity Fund, Inc. and The New Germany Fund, Inc. (since 1997). Secretary and Treasurer of The Germany Fund, Inc. (1986-1997), The New Germany Fund, Inc. (1990-1997) and The Central European Equity Fund, Inc. (1990-1997). First Vice President, Deutsche Bank Securities,Inc. (1985-1991). Corporate Secretary, DB New World Fund Limited. Secretary, Deutsche Bank Investment Management, Inc. Mr. Gambee's birthdate is August 26, 1942.


Laura Weber
Assistant Secretary and Assistant Treasurer

     Associate of Deutsche Bank Securities Inc. (since June, 1997). Assistant Secretary and Assistant Treasurer of The Germany Fund, Inc., The New Germany Fund, Inc., and The Central European Equity Fund, Inc. Manager of Raymond James Financial (1996-1997). Portfolio Accountant of Oppenheimer Capital (1995-1996). Supervisor (1994-1995) and Mutual Fund Accountant (1993-1994) of Alliance Capital Management. Ms. Weber's birthdate is July 13, 1971.


Holger Naumann
Assistant Treasurer of the Portfolio Trust

Director of DFM (since January 1997). Head of Participations at DWSDeutsche Gesellschaft fuer Wertpapiersparen mbH (since December 1995). Group Strategy Department at Deutsche Bank AG(1992-1995). Mr. Naumann's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany, and his birthdate is May 17, 1962.


Joseph Bernhart
Assistant Treasurer of the Portfolio Trust

Participations Department at DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH (since July 1997). DIH Deutsche Industrie-Holding GmbH & Co. KG (affiliate to Deutsche Bank AG)( 1995 - 1997). Trainee, Deutsche Bank AG (1994-1995). Mr. Bernhart's address is DWS Deutsche Gesellschaft fuer Wertpapiersparen mbH, Gruneburgweg 113-115, 60323 Frankfurt am Main, Germany, and his birthdate is May 7, 1966.

Unless otherwise noted, the address of each Cororation Director and Officer and Trust Trustee and Officer is 31 West 52nd Street, New York, NY 10019.

     COMPENSATION TABLE--DIRECTORS OF THE CORPORATION AND TRUSTEES OF THE PORTFOLIO TRUST


                          AGGREGATE     ESTIMATED TOTAL
                        COMPENSATION      COMPENSATION
                          FROM THE    FROM THE CORPORATION
                         CORPORATION  THE PORTFOLIO TRUST,
                          AND THE            AND THE
                      PORTFOLIO TRUST *  FUND COMPLEX**

Edward C. Schmults,
Director and Trustee       $1,000           $45,750

Robert H. Wadsworth,
Director and Trustee       $1,000           $63,000

Werner Walbroel,
Director and Trustee       $1,000           $47,250

G. Richard Stamberger,
Director and Trustee         None              None

Christian Strenger,
Director and Trustee         None              None

Richard R. Burt,#
Director and Trustee         None              None

*  Information is furnished for the fiscal year ended August 31, 1998.

     ** The Fund Complex consists of the Corporation, the Portfolio Trust, The New Germany Fund, Inc., The Central European Equity Fund, Inc. and The Germany
   Fund, Inc.

   Information is furnished for the period from May 22, 1997, organization date of the Corporation, to August 31, 1998.

     # Amb. Richard R. Burt was elected as a Director of the Corporation on October 9, 1998.

The non-interested Directors of the Corporation receive a base annual fee of $5,000 and $500 per meeting attended, plus expenses, which are paid jointly by all series of the Corporation and allocated among the series based upon their respective net assets.

The non-interested Trustees of the Portfolio Trust receive a base annual fee of $5,000 and $500 per meeting attended plus expenses which is paid jointly by all series of the Portfolio Trust and allocated among the series based upon their respective net assets.

Neither the Corporation nor the Portfolio Trust requires employees and none of the Corporation's officers devote full time to the affairs of the Corporation or receive any compensation from a Fund or a Portfolio.

FUND OWNERSHIP

     As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class A Shares: Fidelity Investments Institutional Operations Co. Inc. (as record holder for its clients), Covington,KY, owned approximately 7,922,080 Shares (92.09%); and Deutsche Bank Securities Inc. (as record holder for its clients), New York, NY, owned approximately 642,671 Shares (7.47%).

As of October 9, 1998, no person owned 5% or more of the outstanding voting stock of the Class B Shares of the Class A and Class B Fund.

As of October 9, 1998, the following shareholders of record owned 5% or more of the outstanding Class Y Shares: Federated Administrative Services, Pittsburgh, PA, owned 100 (100%) Class Y Shares.

As of October 9, 1998, the Directors of the Corporation, Trustees of the Portfolio Trust and Officers of the Corporation and the Portfolio Trust as a group owned less than 1% of the Funds.

MANAGER

The investment manager to the Portfolio is DFM, an indirect subsidiary of Deutsche Bank AG, a major global banking institution headquartered in Germany. DFM, with principal offices at 31 West 52nd Street, New York, New York 10019, is a Delaware corporation and registered investment adviser under the Investment Advisers Act of 1940.

Pursuant to an investment management agreement with the Portfolio Trust with respect to the Portfolio ("Management Agreement"), DFM acts as investment manager to the Portfolio and, subject to the supervision of the Board of Trustees of the Portfolio Trust, is responsible for, but may and has delegated as described below, under "Adviser," the management of the investment operations of the Portfolio's investments in accordance with its investment objective, policies and restrictions. DFM also provides the Portfolio with overall supervisory services over the other service providers and certain other services. The investment management services DFM provides to the Portfolio are not exclusive under the terms of the Management Agreement. DFM is free to render similar investment management services to others.

The Management Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Management Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was initially approved at a meeting held on July 28, 1997. The Management Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Manager and by the Manager on 90 days' written notice to the Portfolio Trust. The Management Agreement provides that neither DFM nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

As compensation for the services rendered and related expenses borne by DFM under the Management Agreement with the Portfolio Trust with respect to the Portfolio, DFM receives a fee from the Portfolio, which is computed daily and may be paid monthly, equal to 0.15% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year. DFM and the Adviser have agreed to reimburse certain expenses of the Class A and Class B Fund, and, together with certain other service providers to the Class Y Fund and the Portfolio, to waive and/or reimburse expenses of the Class Y Fund, for at least one year from the respective Fund's commencement of operations. See also "Expenses" in the Prospectus.

     From the Portfolio's commencement of operations (March 25, 1998) through August 31, 1998, DFM earned management fees of $215,792.

The Glass-Steagall Act and other applicable laws generally prohibit banks (including foreign banks having U.S. operations, such as Deutsche Bank AG) from engaging in the business of underwriting or distributing securities in the United States, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the Federal Bank Holding Company Act (or a foreign bank subject to such Act's provisions) or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. The interpretation does not prohibit a holding company (or such a foreign bank) or a subsidiary thereof from acting as investment manager and custodian to such an investment company. Deutsche Bank AG believes that DFM may perform the services for the Portfolio Trust and the Corporation contemplated by the Management Agreement without violation of the Glass-Steagall Act or other applicable banking laws or regulations. It is possible that future changes in federal statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent DFM from continuing to perform such services for the Portfolio.

ADVISER

DFM has entered into an investment advisory agreement (the "Advisory Agreement") dated July 28, 1997, with DWS International Portfolio Management GmbH and the Adviser on behalf of the Portfolio Trust with respect to the Portfolio and certain other portfolios of the Portfolio Trust. It is the Adviser's responsibility, under the overall supervision of DFM, to conduct the day-to-day investment decisions of the Portfolio, arrange for the execution of portfolio transactions and generally manage the Portfolio's investments in accordance with its investment objective, policies and restrictions. The Adviser is an indirect subsidiary of Deutsche Bank AG. For these services, the Adviser receives from DFM a fee, which is computed daily and may be paid monthly, equal to 0.1125% of the average daily net assets of the Portfolio on an annualized basis for the Portfolio's then-current fiscal year.

The Advisory Agreement is dated July 28, 1997 and will remain in effect until July 28, 1999 and from year to year thereafter, but only so long as the agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, or by the Portfolio Trust's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio Trust who are not parties to such Advisory Agreement or "interested persons" (as defined in the 1940 Act) of the Portfolio Trust, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was initially approved at a meeting held on July 28, 1997. The Advisory Agreement will terminate automatically if assigned or if the Management Agreement is terminated and is terminable at any time without penalty by a vote of a majority of the Portfolio Trust's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Manager and the Portfolio Trust. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss or expense in connection with the matters in which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations and duties under the agreement. See "Additional Information."

From the Portfolio's commencement of operations ( March 25, 1998) through August 31, 1998, the Adviser earned advisory fees of $161,844.

ADMINISTRATOR

Under the master agreement for administration services with the Corporation ("Administration Agreement"), Federated Services Company serves as administrator to the Funds ("Administrator"). In connection with its responsibilities as Administrator, Federated Services Company, among other things (i) prepares, files and maintains the Funds' governing documents, registration statements and regulatory filings; (ii) prepares and coordinates the printing of publicly disseminated documents; (iii) monitors declaration and payment of dividends and distributions; (iv) projects and reviews the Funds' expenses; (v) performs internal audit examinations; (vi) prepares and distributes materials to the Directors of the Corporation; (vii) coordinates the activities of all service providers; (viii) monitors and supervises collection of tax reclaims; and (ix) prepares shareholder meeting materials.

The Administration Agreement between the Corporation and Federated Services Company (dated July 28, 1997) with respect to the Funds has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Corporation at any time after the initial term without penalty by a vote of a majority of the Directors of the Corporation, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Corporation (see "Additional Information"). The Administration Agreement is terminable by the Directors of the Corporation or shareholders of the Funds on 60 days' written notice to Federated Services Company. The agreement is terminable by the Administrator on 90 days' written notice to the Corporation. The Administration Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or negligence or reckless disregard of its obligations and duties under the Agreement. See "Additional Information."

As Administrator, Federated Services Company receives a fee from each Fund, which is computed daily and may be paid monthly, at an annual rate, for at least the Fund's first year of operations, equal to 0.045% of the average daily net assets of the Fund on an annualized basis for the Fund's then-current fiscal year. If, after the Funds' first year of operations, the average net assets of the Portfolio (excluding net assets attributable to the Class Y Fund) have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of each Fund up to $200 million and 0.0525% of the average daily net assets of each Fund greater than $200 million. The Administrator has agreed, together with the Manager, the Adviser and certain other service providers to the Class Y Fund and the Portfolio, to waive a portion of its fees and/or reimburse expenses of the Fund under certain circumstances for at least one year from the Fund's commencement of investment operations. See "Expenses" in the Prospectus.

From the Funds' commencement of operations through August 31, 1998, the Funds incurred costs for administrative services in the amount of $120 for the Class A and Class B Fund.

OPERATIONS AGENT

Under an operations agency agreement with the Portfolio Trust ("Operations Agency Agreement"), Federated Services Company serves as operations agent to the Portfolio ("Operations Agent"). In connection with its responsibilities as Operations Agent of the Portfolio, Federated Services Company, among other things; (i) prepares governing documents, registration statements and regulatory filings; (ii) performs internal audit examinations; (iii) prepares expense projections; (iv) prepares materials for the Trustees of the Portfolio Trust;
(v) coordinates the activities of all service providers; (vi) conducts compliance training for the Adviser; and (vii) prepares investor meeting materials.

The Operations Agency Agreement between the Portfolio Trust and Federated Services Company (dated July 28, 1997) with respect to the Portfolio has an initial term of three years. Thereafter, the Operations Agency Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Operations Agency Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to Federated Services Company. The agreement is terminable with respect to the Portfolio by Federated Services Company on 90 days' written notice to the Portfolio Trust. The Operations Agent Agreement provides that neither Federated Services Company nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its obligations and duties under the Agreement.

As Operations Agent of the Portfolio, Federated Services Company receives a fee from the Portfolio, which is computed daily and paid monthly, at an annual rate, for at least the Portfolio's first year of operations, equal to 0.015% of the average daily net assets of the Portfolio. If, after the Portfolio's first year of operations, the average net assets of the Portfolio (excluding net assets attributable to the Class Y Fund) have not reached $325 million, the Operations Agent's fee would be increased to an annual rate of 0.035% of the average daily net assets of the Portfolio. See "Expenses" in the Prospectus.

From the Portfolio's commencement of operations through August 31, 1998, the Portfolio incurred Operations Agency fees in the amount of $28,933.

ADMINISTRATIVE AGENT

Under an administration agreement with the Portfolio Trust ("Administration Agreement"), IBT Trust Company (Cayman) Ltd. ("IBT (Cayman)") serves as administrative agent to the Portfolio ("Administrative Agent"). In connection with its responsibilities as Administrative Agent of the Portfolio, IBT (Cayman)
(i) files and maintains governing documents, registration statements and regulatory filings; (ii) maintains a telephone line; (iii) approves annual expense budgets; (iv) authorizes expenses; (v) distributes materials to the Trustees of the Portfolio Trust; (vi) authorizes dividend distributions; (vii) maintains books and records; (viii) files tax returns; and (ix) maintains an investor register.

The Administration Agreement between the Portfolio Trust and IBT (Cayman) (dated July 28, 1997) with respect to the Portfolio has an initial term of three years. Thereafter, the Administration Agreement will remain in effect until terminated by either party thereto. The agreement is terminable by the Portfolio Trust at any time after the initial term without penalty by a vote of a majority of the Trustees of the Portfolio Trust, or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio Trust (see "Additional Information"). The Administration Agreement is terminable by the Trustees of the Portfolio Trust or investors of the Portfolio on 60 days' written notice to IBT (Cayman). The agreement is terminable by IBT (Cayman) on 90 days' written notice to the Portfolio. The Administration Agreement provides that neither IBT (Cayman) nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services, except for willful misfeasance, bad faith or negligence or reckless disregard of its obligations and duties under the Agreement.

The Portfolio Trust has entered into an administrative agreement with IBT (Cayman). As Administrative Agent of the Portfolios, IBT (Cayman) receives a fee from each Portfolio, which is computed daily and paid monthly at an annual rate of 0.025% on the first $200 million, 0.02% on the next $800 million and 0.01% on assets in excess of $1 billion, subject to a minimum of $40,000 during the first year of the Portfolio's operations, $45,000 in the second year of operations and $50,000 in the third year.

From the Portfolio's commencement of operations through August 31, 1998, the Portfolio incurred Administrative Agency fees in the amount of $67,796.

DISTRIBUTOR

The distribution agreement (the "Distribution Agreement") (dated July 28, 1997) between the Corporation and Edgewood Services, Inc. (the "Distributor") remains in effect indefinitely, but only so long as such agreement is specifically approved at least annually (i) by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds, or by the Corporation's Directors, and (ii) by a vote of a majority of the Directors of the Corporation who are not parties to such Distribution Agreement or "interested persons" (as defined in the 1940 Act) of the Corporation, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement terminates automatically if assigned by either party thereto and is terminable with respect to the Funds at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Funds (see "Additional Information"). The Distribution Agreement is terminable with respect to the Funds by the Corporation's Directors or shareholders of the Funds on 60 days' written notice to Edgewood. The Agreement is terminable by the Distributor on 90 days' written notice to the Corporation.

The Distributor is not obligated to sell any specific number of Shares. Under a plan adopted in accordance with Rule 12b-1 of the 1940 Act on July 28, 1997, Class B Shares of the Class A and Class B Fund are subject to a distribution plan (the "Distribution Plan") and Class A Shares and Class B Shares of the Class A and Class B Fund are subject to a service plan (the "Service Plan").

Under the Distribution Plan, Class B Shares will pay a fee to the Distributor in an amount computed at an annual rate of 0.75% of the average daily net assets of the Class A and Class B Fund represented by Class B Shares to finance any activity which is principally intended to result in the sale of Class B Shares of the Class A and Class B Fund subject to the Distribution Plan. A report of the amounts expended pursuant to the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Directors of the Corporation for review at least quarterly.

From the Funds' commencement of operations through August 31, 1998, the Funds incurred service fees in the amount of $669 for the Class A and Class B Fund.

The Distribution Plan provides that it may not be amended to increase materially the costs which the Fund may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Directors of the Corporation, and by the Directors who have no direct or indirect financial interest in the operation of the Distribution Plan or any related agreement and are not "interested persons" (as defined in the 1940 Act) of the Corporation ("Qualifying Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments. While the Distribution Plan is in effect, the selection and nomination of the Directors of the Corporation has been committed to the discretion of the Qualifying Directors. The Distribution Plan has been approved, and is subject to annual approval, by the Directors of the Corporation and the Qualifying Directors, by vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Qualifying Directors voted to approve the Distribution Plan at a meeting held on July 28, 1997. The Distribution Plan is terminable with respect to the Class A and Class B Fund at any time by a vote of a majority of the Qualifying Directors or by vote of the holders of a majority of the Shares of the Fund.

TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT

Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as the transfer agent and dividend disbursing agent for the Funds ("Transfer Agent" and "Dividend Disbursing Agent"). As Transfer Agent and Dividend Disbursing Agent, Federated Shareholder Services Company is responsible for maintaining account records detailing the ownership of Fund Shares and for crediting income, capital gains and other changes in Share ownership to shareholder accounts. Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116 acts as the custodian of the Funds' and the Portfolio's assets ("Custodian"). Pursuant to the Custodian Contract with the Portfolio Trust, IBT is responsible for maintaining the books and records of portfolio transactions and holding portfolio securities and cash. In the case of foreign assets held outside the United States, IBT employs various subcustodians who were approved in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. IBT Fund Services (Canada) Inc., One First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario M5X1C8, provides fund accounting services to the Funds and the Portfolio including (i) calculation of the daily net asset value for the Funds and the Portfolio; (ii) monitoring compliance with investment portfolio restrictions, including all applicable federal and state securities and other regulatory requirements; and (iii) monitoring the Funds' and Portfolio's compliance with the requirements applicable to a regulated investment company under the Code.

The Transfer Agent, Custodian and Fund Accountant each has agreed to waive fees and/or reimburse expenses with respect to the Class Y Fund for its first year of operations. See "Expenses" in the Prospectus.

INDEPENDENT ACCOUNTANTS

The independent accountants of the Corporation and the Portfolio Trust are PricewaterhouseCoopers LLP (formerly, Price Waterhouse LLP), 1177 Avenue of the Americas, New York, New York 10036. The independent accountants conduct annual audits of financial statements, assist in the preparation and/or review of federal and state income tax returns and provide consulting as to matters of accounting and federal and state income taxation for the Funds or Portfolio, as the case may be.

PURCHASE OF SHARES

Shares are sold at their net asset value on days the New York Stock Exchange ("NYSE") and Federal Reserve Bank are open for business. The procedure for purchasing Shares is explained in the Prospectus under "Purchase of Shares."

CONVERSION TO FEDERAL FUNDS

It is the policy of each Fund to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.

REDEMPTION OF SHARES

The Funds redeem Shares at the next computed net asset value, less any applicable contingent deferred sales charge, after a Fund receives the redemption request. Redemption procedures are explained in the Funds' Prospectus under "Redemption of Shares." Although the Transfer Agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.

Class B Shares redeemed within six years of purchase (determined with reference to the date of purchase of the Class B Shares of the Deutsche Fund from which the shareholder exchanged) may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of the original purchase by the Distributor to the financial institution for services rendered, and the length of time the investor remains a shareholder in the Class A and Class B Fund. Should Financial Intermediaries elect to receive an amount less than the fee that is stated in the Fund's Prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

REDEMPTION IN KIND

Although the Corporation intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Funds' portfolio. In such a case, the portfolio instruments to be distributed as redemption proceeds would be valued in the same way as the Portfolio determines net asset value. The portfolio instruments will be selected in a manner that the Directors of the Corporation and Trustees of the Portfolio deem fair and equitable. To the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

SYSTEMATIC WITHDRAWAL PROGRAM

The Systematic Withdrawal Program permits the Class A and Class B Fund shareholders to request withdrawal of a specified dollar amount (minimum $100) on either a monthly or quarterly basis from accounts with $10,000 minimum at the time the shareholder elects to participate in the Systematic Withdrawal Program. The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the contingent deferred sales charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the fiscal year end. Amounts that exceed the 12% annual limit for redemption, as described, will be subject to the contingent deferred sales charge. In determining the applicability of the contingent deferred sales charge, the 12-month holding requirement for any new Class B Shares received through an exchange will include the period for which the exchanged Class B Shares were held. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share account values will not be aggregated.

EXCHANGE OF SHARES

An investor may exchange shares from any series of the Corporation (a "Deutsche Fund") into shares of the same class of any other Deutsche Fund, as described under "Exchange of Shares" in the Funds' Prospectus. Class A Shares, when exchanged into another Deutsche Fund, may incur a sales load at the time as required by that Deutsche Fund. For complete information, the prospectus relating to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. The Corporation reserves the right to discontinue, alter or limit the exchange privilege at any time.

NET ASSET VALUE

The net asset value of each of the Funds' Shares is determined each day the NYSE is open for regular trading and the Federal Reserve Bank is open for business. (As of the date of this Statement of Additional Information, the NYSE and banks are so open every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veteran's Day, Thanksgiving Day and Christmas Day.) This determination of net asset value of each Share of the Funds is made once during each such day as of 3:00 p.m. (U.S. Eastern time) by subtracting from the value of each Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its pro rata share liabilities, including expenses payable or accrued, and dividing the difference by the number of Shares of each Share class or Fund outstanding at the time the determination is made. It is anticipated that the net asset value of each Share class and each Fund will remain constant at $1.00 and, although no assurance can be given that it will be able to do so on a continuing basis, the Corporation and the Portfolio Trust employ specific investment policies and procedures to accomplish this result.

The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per Share of the Funds is determined. The value of each Fund's investment in the Portfolio is determined by multiplying the value of the Portfolio's net assets by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio.

The securities held by the Portfolio are valued at their amortized cost. Pursuant to a rule of the SEC, an investment company may use the amortized cost method of valuation subject to certain conditions and the determination that such method is in the best interests of the Funds' shareholders and the Portfolio's other investors. The use of amortized cost valuations is subject to the following conditions: (i) as a particular responsibility within the overall duty of care owed to the Portfolio's investors, the Trustees of the Portfolio Trust have established procedures reasonably designed, taking into account current market conditions and the investment objective of its investors, to stabilize the net asset value as computed; (ii) the procedures include periodic review by the Trustees of the Portfolio Trust, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the value of the Portfolio's net assets using amortized cost and the value of the Portfolio's net assets based upon available indications of market value with respect to such portfolio securities; (iii) the Trustees of the Portfolio Trust will consider what steps, if any, should be taken if a difference of more than 1/2 of 1% occurs between the two methods of valuation; and (iv) the Trustees of the Portfolio Trust will take such steps as they consider appropriate, such as shortening the average portfolio maturity, realizing gains or losses, establishing the value of the Portfolio's net assets by using available market quotations, or reducing the value of interests in the Portfolio, to minimize any material dilution or other unfair results which might arise from differences between the two methods of valuation.

Such conditions also generally require that: (i) investments for the Portfolio be limited to instruments which the Trustees of the Portfolio Trust determine present minimal credit risks and which are of high quality as determined by any nationally recognized statistical rating organization that is not an affiliated person of the issuer of, or any issuer, guarantor or provider of credit support for, the instrument, or, in the case of any instrument that is not so rated, is of comparable quality as determined by the Investment Adviser under the general supervision of the Trustees of the Portfolio Trust; (ii) a dollar-weighted average portfolio maturity of not more than 90 days be maintained and no instrument is purchased with a remaining maturity or a deemed maturity, of more than 397 days within the meaning stated in the 1940 Act; (iii) the Portfolio's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable, if the disposition of a portfolio security results in a dollar-weighted average portfolio maturity of more than 90 days; and (iv) no more than 5% of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. government securities).

It is expected that the Funds will have a positive net income at the time of each determination thereof. If for any reason a Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund Shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional Shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

PERFORMANCE DATA

From time to time, the Funds may quote performance in reports, sales literature and advertisements published by the Corporation. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information.

YIELD

The current and effective yield for each class of Shares of the Funds may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Seven-day current yield is computed by dividing the net change in account value (exclusive of capital changes) of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period by the value of that account at the beginning of that period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. In addition, the Corporation may use an effective annualized yield quotation for the Funds computed on a compounded basis by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7, and subtracting 1 from the result.

The yield for the Class A Shares of the Class A and Class B Fund for the seven-day, and the thirty-day, period ended August 31, 1998, was 4.85%. There is no similar performance for the Class B Shares of the Class A and Class B Fund or for the Class Y Fund through August 31, 1998 since there were no public sales.

GENERAL

The performance of each of the classes of Shares will vary from time to time depending upon market conditions, the composition of the Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Funds' performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in either Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Comparative performance information may be used from time to time in advertising the Funds' Shares, including appropriate market indices or averages or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

The performance of the Funds may also be compared to the performance of money managers as reported in market surveys such as SEI Fund Evaluation Survey (a leading data base of tax-exempt funds) or mutual funds such as those reported by Lipper Analytical Services, Morningstar, Micropal, Money Magazine's Fund Watch or Wiesenberger Investment Companies Service, each of which measures performance following their own specific and well-defined calculation measures.

The yield should not be considered a representation of the yield of a Fund in the future since the yield is not fixed. Actual yields will depend on the type, quality and maturities of the investments held for the Portfolio, changes in interest rates on investments, and the Fund's expenses during the period.

Yield information may be useful for reviewing the performance of the Funds and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, a Fund's yield does fluctuate, and this should be considered when reviewing performance or making comparisons.

ECONOMIC AND MARKET INFORMATION

Advertising and sales literature for the Fund may include discussions of economic, financial and political developments and their effects or expected effects on the securities markets. Such discussions may take the form of commentary on these developments by Fund portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.

PORTFOLIO TRANSACTIONS

The Adviser for the Portfolio places orders for all purchases and sales of portfolio securities, enters into repurchase and reverse repurchase agreements and executes loans of portfolio securities. Fixed-income securities are generally traded at a net price with dealers acting as principal for their own account without a stated commission. The price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. From time to time certificates of deposit may be purchased through intermediaries who may charge a commission for their services.

The Adviser does not seek profits through short-term trading. However, it may on behalf of the Portfolio dispose of any portfolio security prior to its maturity if it believes such disposition is advisable even if this action realizes profits.

Since brokerage commissions are not normally paid on investments which are made for the Portfolio, turnover resulting from such investments should not adversely affect the net asset value of the Portfolio. In connection with portfolio transactions for the Portfolio, the Adviser intends to seek best price and execution on a competitive basis for both purchases and sales of securities.

On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Portfolio in the purchase and sale of portfolio securities when, in the judgment of the Adviser, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. As one of the principal brokers for the Portfolio, Deutsche Bank AG may receive brokerage commissions from the Portfolio.

TAXES

THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTIONS IN THE PROSPECTUS ENTITLED "DIVIDENDS AND DISTRIBUTIONS" AND "TAXES."

UNITED STATES TAXATION

Each Fund intends to qualify and intends to remain qualified as a regulated investment company (a "RIC") under Subchapter M of the Code. As a RIC, a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash, U.S. government securities, investments in other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs). As a RIC, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

To maintain a constant $1.00 per Share net asset value, the Trustees may direct that the number of outstanding Shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses.

STATE AND LOCAL TAXES

Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. For example, a portion of the dividends received by shareholders may be subject to state income tax. Shareholders should consult their own tax advisors with respect to any state or local taxes.

The foregoing discussion is based on U.S. federal tax laws in effect on the date hereof. These laws are subject to change by legislative or administrative action, possibly with retroactive effect.

THE FOREGOING DISCUSSION IS A SUMMARY ONLY AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS IN SHARES OF THE FUNDS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE TAX CONSEQUENCES OF INVESTING IN SUCH SHARES, INCLUDING THE CONSEQUENCES UNDER STATE, LOCAL AND OTHER TAX LAWS.

DESCRIPTION OF SHARES

The Corporation is an open-end management investment company organized as a Maryland corporation on May 22, 1997. The Articles of Incorporation currently permit the Corporation to issue 17,500,000,000 Shares of common stock, par value $0.001 per Share, of which 5,000,000,000 Shares have been classified as Shares of Deutsche US Money Market Fund and 10,000,000,000 shares have been classified as shares of Deutsche Institutional US Money Market Fund. The Corporation currently consists of eleven such series and two classes of Shares for 10 of the Funds known as Class A Shares and Class B Shares.
Five of the Funds also offer Class C Shares and one Fund offers Class Y Shares.

Shareholders are entitled to one vote for each Share held on matters on which they are entitled to vote. Shareholders in the Corporation do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Corporation may elect all of the Directors of the Corporation if they choose to do so and in such event the other shareholders in the Corporation would not be able to elect any Director. The Corporation is not required and has no current intention to hold meetings of shareholders annually, but the Corporation will hold special meetings of shareholders when in the judgment of the Corporation's Directors it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Directors by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Directors. Shareholders also have the right to remove one or more Directors without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, pre-emptive, conversion or similar rights (except the automatic conversion of Class B Shares into Class A Shares as discussed in the Prospectus under "Purchase of Shares"). Shares, when issued, are fully paid and non-assessable.

Stock certificates are not issued by the Corporation except upon written request. No certificates will be issued for fractional Shares.

The Articles of Incorporation of the Corporation contain a provision permitted under Maryland Corporation Law which under certain circumstances eliminates the personal liability of the Corporation's Directors to the Corporation or its shareholders.

The Articles of Incorporation and the By-Laws of the Corporation provide that the Corporation indemnify the Directors and officers of the Corporation to the full extent permitted by the Maryland Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Corporation. However, nothing in the Articles of Incorporation or the By-Laws of the Corporation protects or indemnifies a Director or Officer of the Corporation against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Interests in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of its Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

ADDITIONAL INFORMATION

As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors.

A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE or foreign stock exchange is closed for other than weekends and holidays or when regular trading on such exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

Telephone calls to a Fund, the Transfer Agent, the Distributor, or Financial Intermediaries with respect to shareholder servicing may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Corporation's Registration Statement filed with the SEC under the 1933 Act and the Corporation's and the Portfolio Trust's Registration Statement filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

Audited financial statements for the Class A and Class B Fund for the period from commencement of operations through August 31, 1998, are incorporated herein by reference to the Annual Report of the Funds, dated August 31, 1998 (File Nos. 333-7008 and 811-8227). A copy of such report will be provided without charge to each person receiving this Statement of Additional Information. Audited financial statements of the Class Y Fund dated August 31, 1998 accompany this Statement of Additional Information.

BOND, NOTE, AND COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") BOND RATINGS

AAA--Bonds rated Aaa are judged to be of the "best quality." Aa1 is the rating directly below Aaa, and then continues to Aa2, Aa3 to show relative strength within the rating category.

STANDARD & POOR'S ("S&P")

AAA--The AAA rating is the highest rating assigned to debt obligations and indicates an extremely strong capacity to pay principal and interest.

NOTE AND VARIABLE RATE INVESTMENT RATINGS

MOODY'S--MIG-1. Notes rated MIG-1 are judged to be of the best quality, enjoying strong protection from established cash flow of funds for their services or from established and broad-based access to the market for refinancing or both.

S&P--SP-1. SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

CORPORATE COMMERCIAL PAPER RATINGS

MOODY'S--Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Prime-1 indicates highest quality repayment capacity of rated issue.

S&P--Commercial Paper ratings are a current assessment of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues rated A-1 have the greatest capacity for timely payment. Issues rated "A-1+" are those with an "overwhelming degree of credit protection."

OTHER CONSIDERATIONS

Among the factors considered by Moody's in assigning bond, note and commercial paper ratings are the following: (i) evaluation of the management of the issuer;
(ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of 10 years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Among the factors considered by S&P in assigning bond, note and commercial paper ratings are the following: (i) trend of earnings and cash flow with allowances made for unusual circumstances, (ii) stability of the issuer's industry, (iii) the issuer's relative strength and position within the industry and (iv) the reliability and quality of management.

                       STATEMENT OF ASSETS AND LIABILITIES

                   Deutsche Institutional US Money Market Fund
                                 August 31, 1998


ASSETS:
Investment in Deutsche Institutional US Money Market Portfolio, at value             ---------
Cash                                                                           6,500
Other accounts receivables                                                      100
Deferred organization costs                                                    6,294
   Total assets                                                                12,894
LIABILITIES:
Organization costs payable                                                     6,294
   Total liabilities                                                           6,294
   Net assets                                                                  $ 6,600
NET ASSETS CONSIST OF:
Capital stock, $0.001 par value (authorized 10,000,000,000 shares)                   7
Paid-in Capital                                                                6,593
      Net assets                                                               $6,600
COMPUTATION OF NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Shares outstanding                                                             6,600

Net asset value, redemption price per share                                    $   1.00

The accompanying notes are an integral part of the financial statements.




                          NOTES TO FINANCIAL STATEMENTS

                              Deutsche Funds, Inc.
                                 August 31, 1998

Note 1 - General

Deutsche Funds, Inc. (the "Company") was incorporated in Maryland on May 22, 1997 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company currently consists of eleven separate investment series (the "Funds"). The accompanying financial statement and notes relate to the Deutsche Institutional US Money Market Fund, (the "Fund"). As of August 31, 1998, the Fund had no operations other than the sale of 6,600 shares to Edgewood Services, Inc.

The Fund will seek to achieve its respective investment objective by investing substantially all of its assets in the US Money Market Portfolio (US Dollar) (the "Portfolio", one of the ten portfolios constituting the Deutsche Portfolios (the "Portfolio Trust")) having substantially the same investment objective of the Fund.

The Company has not retained the services of an investment adviser since the Fund will seek to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio is managed by Deutsche Fund Management, Inc. ("DFM"), an indirect subsidiary of Deutsche Bank AG. Federated Services Company intends to serve as Administrator to the Fund and Federated Shareholder Services Company intends to serve as transfer agent and dividend disbursing agent to the Fund. Edgewood Services, Inc. ("Edgewood") intends to serve as distributor to the Fund (the "Distributor").

The Fund will record daily a pro-rata portion of the Portfolio's income and expenses, including fees paid to DFM and the amortization of organization costs. The Company has had no operations through August 31, 1998, other than those relating to organizational matters. Organization costs incurred in connection with the organization and initial registration of the Company were paid initially by DFM and will be reimbursed by the Fund. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations of the Fund. The amount paid by the Fund on any redemption by Edgewood (or any subsequent holder) of the Fund's initial shares will be reduced by the pro-rata portion of any unamortized organization costs of the Fund.

Note 2 -  Significant Agreements and Transactions with Affiliates

The Company has retained the services of Federated Services Company as Administrator. Under the Administration Agreement, Federated Services Company will assist in the operations of the Fund subject to the direction and control of the Board of Directors of the Company. For its services, Federated Services Company will receive a fee from the Fund, which is computed daily and paid monthly, at an annual rate of 0.045% of the Fund's average daily net assets. If after the first year of operations of the Fund, the average net assets of the Portfolio have not reached $325 million, the Administrator's fee would be increased to an annual rate of 0.065% of the average daily net assets of the Fund up to $200 million and 0.0525% of such assets in excess of $200 million for the Fund's then current fiscal year.

The Company has entered into a distribution agreement with Edgewood. Edgewood will serve as principal distributor for shares of the Fund. The Company has adopted a Service and Distribution Plan in accordance with Rule 12b-1 of the 1940 Act whereby Class B Shares are subject to the Distribution Plan and Class A Shares and Class B Shares are subject to the Service Plan.

     Federated Shareholder Services Company will serve as the transfer agent and dividend disbursing agent for the Fund. Federated Services Company and Federated Shareholder Services Company are both affiliated with Edgewood. IBT Fund Services (Canada) Inc. will provide fund accounting services to the Fund.

DFM together with IBT Fund Services (Canada) Inc., its affiliates, and other service providers have voluntarily agreed that they will waive their fees and/or reimburse the Fund through at least one year from the Fund's commencement of operations, to the extent necessary to maintain theFund's total operating expenses (which includes expenses of the Fund and its pro-rata portion of expenses of the corresponding Portfolio, but does not cover extraordinary expenses during the period) at not more than 0.20% of the average daily net assets.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholder and Board of Directors of Deutsche Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Deutsche Institutional US Money Market Fund (one of eleven separate funds constituting Deutsche Funds, Inc., hereafter referred to as the "Fund") at August 31, 1998, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP 1177 Avenue of the Americas New York, New York 10036 October 16, 1998

NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFER CONTAINED THEREIN AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER BY THE FUNDS OR BY THE DISTRIBUTOR TO SELL OR SOLICIT ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS OR THE DISTRIBUTOR TO MAKE SUCH OFFER IN SUCH JURISDICTIONS.